MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy All-Equity Fund

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08534-9011

(609) 282-2800

June 14, 2006

Dear Shareholder:

You are cordially invited to attend a special joint shareholder meeting (the “Special Meeting”) of the Merrill Lynch Strategy All-Equity Fund (“All-Equity Fund”), a series of Merrill Lynch Strategy Series, Inc. (“Strategy Series”) and the Merrill Lynch Disciplined Equity Fund, Inc. (“Disciplined Equity Fund”) to be held on Tuesday, August 15, 2006 (together the “ML Funds”). Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the ML Funds.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) involving the acquisition of each of the ML Funds by Merrill Lynch Large Cap Core Fund (“Large Cap Core Fund”), a series of Merrill Lynch Large Cap Series Funds, Inc., with an investment objective and investment policies similar to those of the ML Funds. This proposed Reorganization is part of the effort to consolidate certain of the comparable mutual funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliates to eliminate redundancies and achieve certain operating efficiencies. MLIM or its affiliates will pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the ML Funds will not bear the costs of the Reorganization.

As you know, the All-Equity Fund is advised by Fund Asset Management, L.P. (“FAM”), an affiliate of MLIM, and the Disciplined Equity Fund is advised by MLIM. The proposal you will be asked to consider at the meeting arises at the same time as the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”) to combine MLIM and certain affiliates, including FAM, with BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products, with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006.

The Board of Directors of Strategy Series, on behalf of the All-Equity Fund, and the Board of Directors of the Disciplined Equity Fund (together, the “Boards”), each believe the Reorganization is in the best interests of the respective ML Fund and its shareholders, and unanimously recommends that you vote “For” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote in one of the following ways:

• By calling us toll-free at 1-866-752-6486;

• By Internet at www.vote.proxy-direct.com;

• By returning the enclosed proxy card in the postage-paid envelope; or

• In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

Robert C. Doll, Jr.
President and Director

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to approve an agreement and plan of reorganization (the “Reorganization”) between the Merrill Lynch Strategy Series, Inc. (“Strategy Series”), on behalf of the Merrill Lynch Strategy All-Equity Fund (“All-Equity Fund”), and the Merrill Lynch Disciplined Equity Fund, Inc. (“Disciplined Equity Fund”) (together hereinafter “ML Funds”), and the Merrill Lynch Large Cap Series Funds, Inc. (“Large Cap Series Funds”), on behalf of the Merrill Lynch Large Cap Core Fund (“Large Cap Core Fund”), a fund that pursues an investment objective and investment policies similar to those of the ML Funds. If the proposed Reorganization is approved and completed, you will become a shareholder of Large Cap Core Fund. An account at the Large Cap Core Fund will be set up in your name, All-Equity Fund will be terminated as a series of Strategy Series, and Disciplined Equity Fund will be terminated as an investment company and dissolved under Maryland law. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Large Cap Core Fund.

Q: How does the Board of Directors suggest that I vote?

A: After careful consideration, each of the Boards of Directors of the ML Funds (the “ML Fund Boards”) have determined that the proposed Reorganization will benefit the shareholders of the respective ML Fund and recommends that you cast your vote “For” the proposed Reorganization. The ML Fund Boards anticipate that shareholders of the ML Funds will benefit from (i) the similarities between the investment objectives and policies of the ML Funds and the Large Cap Core Fund, (ii) the expected operating efficiencies from the larger net asset size of the combined fund and (iii) the combined fund having projected net operating expenses below those of the ML Funds prior to the Reorganization after taking into account contractual or voluntary fee waivers, although the management fee of the Large Cap Core Fund is higher than the management fee of the All-Equity Fund.

Q: How will the Reorganization affect me?

A: If shareholders of each of the ML Funds approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the ML Funds will be combined with those of the Large Cap Core Fund, and you will receive shares of the Large Cap Core Fund. You will receive the same class of shares of the Large Cap Core Fund as you currently hold of either of the ML Funds. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of either of the ML Funds will hold a smaller percentage of ownership in the combined fund than he or she held in either of the ML Funds prior to the Reorganization. In addition, the Reorganization of one ML Fund is not dependent on the consummation of the Reorganization of the other ML Fund.

Q. In the Reorganization, will I receive shares of the Large Cap Core Fund of the same class as the shares of the ML Fund that I now hold?

A. You will receive shares of the Large Cap Core Fund of the same class as the shares you own of either of the ML Funds.

Q. Will I own the same number of shares of the Large Cap Core Fund as I currently own of the ML Fund?

A. No, you will receive shares of the Large Cap Core Fund with the same aggregate net asset value as the shares of the ML Funds you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the three funds on the closing date. Thus, on the closing date, if the net asset value of a share of the Large Cap Core Fund is lower than the net asset value of the corresponding share of the ML Fund, you will receive a greater number of shares of the Large Cap Core Fund in the Reorganization than you held in the ML Fund before the Reorganization. On the other hand, if the net asset value of a share of the Large Cap Core Fund is higher than the net asset value of the corresponding share of the ML Fund, you will receive fewer shares of the Large Cap Core Fund in the Reorganization than you held in the ML Fund before the Reorganization. The aggregate net asset value of your Large Cap Core Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your ML Fund shares immediately prior to the Reorganization.

Q. Will my privileges as a shareholder change after the Reorganization?

A. Your rights as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same or may become more favorable.

Q: Who will advise the Large Cap Core Fund once the Reorganization is completed?

A: FAM and its portfolio managers that currently run the day-to-day operation of Large Cap Core Fund will manage the fund following the Reorganization. The Reorganization arises at the same time as the agreement by MLIM’s parent company, Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine MLIM with BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent diversified global money management organizations with approximately $1 trillion in assets under management. As a result of this transaction, BlackRock Advisors, Inc. or its successor (“BlackRock Advisors”), an affiliate of BlackRock is expected to become the investment adviser to the Large Cap Core Fund. It is not, however, a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463.1 billion in assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006. Assuming completion of the transaction between MLIM and BlackRock, the Large Cap Core Fund is expected to be managed by BlackRock Advisors, a wholly-owned subsidiary of BlackRock, pursuant to an investment advisory agreement to be entered into following the completion of the combination of MLIM and BlackRock.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Large Cap Core Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your ML Fund shares or (ii) you purchased your shares of any other fund advised by MLIM or its affiliates and subsequently exchanged them for shares of the ML Fund.

Q: How do operating expenses paid by the Large Cap Core Fund compare to those payable by the ML Funds?

A: Following the Reorganization, the Large Cap Core Fund’s net projected operating expenses are expected to be below those of the ML Funds after taking into account any contractual or voluntary fee waivers, although the management fee of the Large Cap Core Fund is higher than the management fee of the All-Equity Fund.

Q: What will I have to do to open an account in the Large Cap Core Fund? What happens to my account if the Reorganization is approved?

A: If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the Large Cap Core Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Large Cap Core Fund as you currently hold of each ML Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of each ML Fund, it is not necessary to surrender such certificates.

Q: Will I have to pay any federal taxes as a result of the Reorganization?

A: The Reorganization of each of the ML Funds is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization of each of the ML Funds so qualifies, in general, the ML Funds will not recognize any gain or loss as a result of the transfer of substantially all of their assets and certain stated liabilities in exchange solely for shares of the Large Cap Core Fund or as a result of their liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the Large Cap Core Fund in connection with the Reorganization.

A portion of the portfolio assets of each ML Fund may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the ML Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the appropriate ML Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Q: What if I redeem or exchange my shares before the Reorganization takes place?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges or redemption fees.

Q: How do I vote my proxy?

A: You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions.

Q: When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur at or about the same time as the transaction between MLIM and BlackRock, which is expected to occur at the end of the third quarter of 2006. The Reorganization will not take place with respect to an ML Fund if the Reorganization is not approved by that ML Fund’s shareholders at its Special Meeting. The Reorganization of one ML Fund is not dependent on the consummation of the Reorganization of the other ML Fund.

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also call Computershare Fund Services, our proxy solicitation firm, at 1-866-752-6486.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy All-Equity Fund

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08534-9011

(609) 282-2800

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 15, 2006

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (“Special Meeting”) of the Merrill Lynch Strategy All-Equity Fund, a series of Merrill Lynch Strategy Series, Inc., and Merrill Lynch Disciplined Equity Fund, Inc. (collectively, the “ML Funds”) will be held on Tuesday, August 15, 2006 at 9:00 a.m., Eastern time, at the offices of Merrill Lynch Investment Managers, L.P., at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which each of the ML Funds would transfer substantially all of their assets and certain stated liabilities to the Merrill Lynch Large Cap Core Fund (“Large Cap Core Fund”), a series of Merrill Lynch Large Cap Series Funds, Inc. in exchange solely for Class A, B, C, I and R Shares of the Large Cap Core Fund, as applicable, which will be distributed by each of the ML Funds to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of each of the ML Funds has fixed the close of business on June 2, 2006 as the record date for determination of shareholders of the ML Funds entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponement thereof.

It is very important that your voting instructions be received prior to the Special Meeting date. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in either of the ML Funds. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages 48-49 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

Alice A. Pellegrino
Secretary

Plainsboro, New Jersey

June 14, 2006

COMBINED PROSPECTUS/PROXY STATEMENT

MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy All-Equity Fund

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

MERRILL LYNCH LARGE CAP SERIES FUNDS, INC.

Merrill Lynch Large Cap Core Fund

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of either the Merrill Lynch Strategy All-Equity Fund (“All-Equity Fund”), a series of Merrill Lynch Strategy Series, Inc. (“Strategy Series”), or the Merrill Lynch Disciplined Equity Fund, Inc. (“Disciplined Equity Fund”) (together, the “ML Funds”). A special meeting of shareholders of each of the ML Funds (each, a “Special Meeting”) will be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 15, 2006 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each of the ML Funds at the close of business on June 2, 2006 (“Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of each of the ML Funds on or about June 23, 2006. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Directors of each of the ML Funds requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which each ML Fund would transfer substantially all of its assets and certain stated liabilities to the Merrill Lynch Large Cap Core Fund (“Large Cap Core Fund”), a series of Merrill Lynch Large Cap Series Funds, Inc. (“Large Cap Series Funds”) in exchange solely for Class A, Class B, Class C, Class I and Class R Shares of the Large Cap Core Fund, as applicable, which will be distributed by each of the ML Funds to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of each of the ML Funds (“ML Fund Boards”) and the Board of Directors of the Large Cap Series Funds, on behalf of the Large Cap Core Fund (“Large Cap Core Fund Board”), each has approved a reorganization (“Reorganization”) by which each of the ML Funds would be acquired by Large Cap Core Fund. Large Cap Core Fund, Disciplined Equity Fund and All Equity Fund each is classified as an open-end management investment company. The Large Cap Core Fund has an investment objective and investment policies and practices similar to those of the ML Funds. As you know, the Disciplined Equity Fund is currently advised by MLIM and All-Equity Fund is currently advised by Fund Asset Management, L.P. (“FAM”), an affiliate of MLIM. The Reorganization is part of a larger initiative to consolidate certain of funds advised by

MLIM and its affiliates, in order to eliminate redundancies and achieve certain operating efficiencies. The Reorganization arises at the same time as the agreement by MLIM’s parent company, Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine MLIM’s asset management business, including FAM, with BlackRock, Inc. (“BlackRock”) to form a new asset management company. As a result of this transaction, BlackRock Advisors, Inc. or its successor (“BlackRock Advisors”), an affiliate of BlackRock, is expected to become the investment adviser to Large Cap Core Fund. It is not a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock discussed above shall have been completed.

Each of the ML Funds and the Large Cap Core Fund are sometimes referred to herein as a “Fund” and collectively as the “Funds.” The All-Equity Fund is a fund of funds that invests the equity portion of its portfolio in Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio, Master S&P 500 Index Series, Master Mid Cap Index Series, Master Small Cap Index Series, and Master International Index Series (“Underlying Equity Funds”), and invests the fixed income portion of its portfolio in the Master Aggregate Bond Index Series (“Bond Index Series”). The Disciplined Equity Fund directly invests a substantial portion of its assets in equity securities. Large Cap Core Fund is a “feeder fund” that invests all of its assets in Master Large Cap Core Portfolio, a series a Master Large Cap Trust (“Large Cap Trust”). All investments are made at the Master Large Cap Core Portfolio level. This structure is sometimes referred to as a “master/feeder” structure. The investment results of Large Cap Core Fund will correspond directly to the investment results of Master Large Cap Core Portfolio. For simplicity, this Combined Prospectus/Proxy Statement uses the term “Large Cap Core Fund” to include the underlying Master Large Cap Core Portfolio and the term “ML Fund Board” and the term “Directors” when referring to Large Cap Core Fund and Large Cap Series Funds to include the Board of Trustees of the Large Cap Trust.

If the shareholders of each of the ML Funds approve the Reorganization, each of the ML Funds will transfer substantially all of its assets and certain stated liabilities to the Large Cap Core Fund. The Large Cap Core Fund will simultaneously issue shares to each of the ML Funds in an amount equal to the aggregate net asset value of the outstanding shares of each of the ML Funds. Immediately thereafter, each of the ML Funds will distribute these shares of the Large Cap Core Fund to its shareholders. After distributing these shares, each of the ML Funds will be liquidated. When the Reorganization is complete, each of the ML Funds’ shareholders will hold the same class of shares of the Large Cap Core Fund as they currently hold of the ML Funds. The aggregate net asset value of the Large Cap Core Fund shares received in the Reorganization will equal the aggregate net asset value of each of the ML Funds’ shares held immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of a ML Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the respective ML Fund prior to the Reorganization. After the Reorganization, the Large Cap Core Fund will continue to operate as a separate series of Large Cap Series Funds, a registered open-end investment company.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each of the ML Funds should know before voting on the Reorganization and constitutes an offering of Class A, Class B, Class C, Class I and Class R Shares of the Large Cap Core Fund only. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated June 14, 2006 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Large Cap Core Statement of Additional Information containing additional information about the Large Cap Core Fund for existing Class A, Class B, Class C, Class I, and Class R Shares (the “Large Cap Core Fund SAI”), dated February 24, 2006 (and as currently supplemented);

•	the Prospectus and Statement of Additional Information containing additional information about the All-Equity Fund (the “All-Equity Fund Prospectus”) dated April 27, 2006 (and as currently supplemented); and

•	the Prospectus and Statement of Additional Information containing additional information about the Disciplined Equity Fund (the “Disciplined Equity Fund Prospectus”) dated September 27, 2005 (and as currently supplemented).

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the Large Cap Core Fund Prospectus containing additional information about the Large Cap Core Fund for existing Class A, Class B, Class C, Class I, and Class R Shares (the “Large Cap Core Fund Prospectus”) dated February 24, 2006 (and as currently supplemented); and

•	the Annual Report to Shareholders of the Large Cap Core Fund for the fiscal year ended October 31, 2005 (the “Large Cap Core Fund Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “Your Shares” in the Large Cap Core Fund Prospectus will apply to the Class A, Class B, Class C, Class I, and Class R Shares to be issued by the Large Cap Core Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Merrill Lynch Strategy All-Equity	Merrill Lynch Disciplined Equity Fund, Inc.
c/o Merrill Lynch Strategy Series, Inc.	800 Scudders Mill Road
800 Scudders Mill Road	Plainsboro, New Jersey 08536
Plainsboro, New Jersey 08536	1-800-995-6526
1-800-995-6526

Merrill Lynch Large Cap Core Fund
c/o Merrill Lynch Large Cap Series Funds, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
1-800-995-6526

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.mlfundsproxy.com (for Merrill Lynch clients) or www.fundproxy.com (for non-Merrill Lynch clients).

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-800-551-8090

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

Each of the ML Fund Boards knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is June 14, 2006.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the ML Funds and the Large Cap Core Fund are open-end management investment companies registered with the SEC. Each of Strategy Series, of which the All-Equity Fund is a series, the Disciplined Equity Fund, and Large Cap Series Funds, of which the Large Cap Core Fund is a series, is organized as a corporation under the laws of the State of Maryland. The investment objective of the All-Equity Fund is to provide long-term capital growth. The investment objective of the Disciplined Equity Fund is to seek both capital appreciation and current income. The Large Cap Core Fund’s investment objective is long-term capital growth. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, FAM Distributors, Inc., and numerous intermediaries. Shareholders of each Fund (other than holders of the All-Equity Fund’s Class R Shares and Large Cap Core Fund’s Class R Shares) have the right to exchange their shares for shares of the same class of other funds managed by the same adviser or such adviser’s affiliates, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges and redemption fees). In addition, the Reorganization of one ML Fund is not dependent on the consummation of the Reorganization of the other ML Fund.

The Proposed Reorganization

Each of the Boards, including the Directors who are not “interested persons” of the applicable Fund (as defined in the 1940 Act) of the applicable ML Fund, have unanimously approved the Reorganization Agreement. The Board of Directors of Large Cap Series Funds and the Board of Trustees of Master Large Cap Trust, including all the independent Directors/Trustees, have also unanimously approved the Reorganization Agreement. Subject to approval by each of the ML Funds’ shareholders, the Reorganization Agreement provides for:

•	the transfer of substantially all the assets and certain stated liabilities of each of the ML Funds to the Large Cap Core Fund in exchange for Class A, Class B, Class C, Class I and Class R Shares, as applicable, of the Large Cap Core Fund;

•	the distribution of such shares to each of the ML Funds’ shareholders; and

•	the termination of the All-Equity Fund as a series of Strategy Series, and the dissolution of the Disciplined Equity Fund.

If the proposed Reorganization is approved and completed, each of the ML Funds’ shareholders would hold shares of the same or a similar class of the Large Cap Core Fund as they currently hold of the ML Fund with an aggregate net asset value equal to the aggregate net asset value of ML Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The All-Equity Fund and the Large Cap Core Fund are both advised by FAM, an affiliate of MLIM, while the Disciplined Equity Fund is advised by MLIM. The Reorganization arises at the same time as the agreement by MLIM’s parent company, Merrill Lynch, to combine MLIM with BlackRock, one of the largest publicly traded investment management firms in the United States, to create a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. As a result of this transaction, BlackRock Advisors, an affiliate of BlackRock is expected to become the investment adviser to the Large Cap Core Fund. However, it is not a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463.1 billion of assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will hold no more than a 49.8% economic stake and 45% of the common stock of the new company, and the common stock interest of BlackRock’s current majority shareholder, The PNC Financial Services Group, Inc. (“PNC”), will be diluted to about 34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company’s board of directors on all matters, including election of directors. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

In approving the Reorganization Agreement, each of the ML Fund Boards, including the independent Directors, determined that participation in the Reorganization is in the best interests of each of the ML Funds and its shareholders and that the interests of the shareholders of each of the ML Funds will not be diluted as a result of the Reorganization. Since BlackRock Advisors is expected to become the investment adviser to the combined fund, before reaching these conclusions, each of the ML Fund Boards and the independent Directors engaged in a thorough review process relating to BlackRock and the proposed transactions, including the Reorganization. As part of this process, the ML Fund Boards held special meetings on April 10, April 13, April 27 and May 9, 2006 to meet with senior executives of BlackRock and MLIM to review the proposed transactions. At those meetings, the Directors conducted due diligence, including an examination of the Reorganization proposal and the qualifications and resources of BlackRock Advisors and the new company. The Directors also met with executives and investment professionals of BlackRock and MLIM. At the May 9, 2006 meeting, each of the entire ML Fund Boards approved the Reorganization.

The factors considered by each of the ML Fund Boards with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of each of the ML Funds and the Large Cap Core Fund are similar. See “Comparison of the ML Funds and the Large Cap Core Fund—Investment Objectives and Principal Investment Strategies.”

•	The expectation that the combined fund will achieve certain operating efficiencies from its larger net asset size.

•	The expectation that the combined fund will have net operating expenses below those of each of the ML Funds prior to the Reorganization after taking into account contractual or voluntary fee waivers, although the management fee of the Large Cap Core Fund is higher than the management fee of the All-Equity Fund.

•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•	The composition of the investment team that will manage the combined fund, the team’s investment style and strategies (as described below under “Comparison of the ML Funds and the Large Cap Core Fund—Investment Objectives and Principal Investment Strategies”), and broad information about performance of the Large Cap Core Fund and each of the ML Funds. See “Management of the Funds.”

•	The relative performance histories of each Fund.

•	The tax effects of the proposed Reorganization, considering historical and pro forma tax attributes of the ML Funds and the effect of the Reorganization on certain tax losses of the ML Funds. The Directors considered the potentially negative tax impact of the Reorganization on shareholders under a range of circumstances and determined that any such impact was likely to be outweighed by the benefits of the Reorganization to shareholders, in particular by the expected savings through reduced expenses.

•	The costs associated with the Reorganization will be absorbed by MLIM or its affiliates and will not be borne by shareholders.

The Boards also considered the fact that:

•	The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

For these and other reasons, each of the ML Fund Boards unanimously concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is in the best interests of each of the ML Funds and its shareholders, and that the interests of the existing shareholders of each ML Fund will not be diluted with respect to net asset value as a result of the consummation of the proposed Reorganization. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

By a separate notice and proxy statement, shareholders of Large Cap Core Fund and each of the ML Funds are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by each of the ML Funds’ shareholders but the investment advisory agreement with BlackRock Advisors is approved, each of the ML Funds will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and each of the ML Fund Boards will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by each of ML Funds’ shareholders, the ML Fund Boards will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the ML Fund Boards may be required to liquidate each of the ML Funds. Any such liquidation would be a taxable event for shareholders.

Each of the ML Fund Boards unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objective of the All-Equity Fund is to provide long term capital growth. The All-Equity Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval. The Disciplined Equity Fund’s investment objective is to seek both capital appreciation and current income. The Large Cap Core Fund’s investment objective is long-term capital growth. The investment objective of each of the Funds is a fundamental policy that may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. The combined fund will pursue the Large Cap Core Fund’s investment objective.

Principal Investment Strategies. The All-Equity Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a mix of underlying mutual funds managed or distributed by FAM or one of its affiliates. The All-Equity Fund starts with a strategic target allocation between investments in equity securities and fixed-income securities. The All-Equity Fund’s equity portion has a target of 100%, with a range of 95% to 100% and its fixed-income portion has a target of 0%, with a range of 0% to 5%. The equity portion is allocated among the mix of underlying mutual funds, each of which reflects a specific equity market segment. The fixed-income portion is allocated to a single underlying mutual fund that reflects a broad range of dollar-denominated investment grade bonds with maturities greater than one year. Five of the underlying funds are “index funds”

(“Underlying Index Funds”), which employ a “passive” management approach. The Underlying Index Funds invest in a portfolio of assets whose performance is expected to match approximately the performance of a particular index. Each of the Underlying Index Funds will be substantially invested in securities in the applicable index, and will under normal circumstances invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the applicable index. The Underlying Index Funds’ investments may include derivative instruments. Each index is related to a particular market segment. The market segments include small-, mid-, and large-cap equity securities, international equity securities and U.S. dollar-denominated investment grade fixed-income securities. Two of the underlying mutual funds (“Underlying Large Cap Funds”) invest primarily in a diversified portfolio of equity securities of large- capitalization companies located in the U.S. Under normal circumstances, each of the Underlying Large Cap Funds invests at least 80% of its assets in equity securities of large cap companies that the adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index or the Russell 1000® Value Index, as applicable. One of the Underlying Large Cap Funds invests primarily in large cap equity securities that its adviser believes have good prospects for earnings growth, whereas the other Underlying Large Cap Fund invests primarily in large cap equity securities that its adviser believes are undervalued.

The Disciplined Equity Fund seeks to achieve its investment objective by, under normal circumstances, investing at least 80% of its assets in equity securities. The Fund invests primarily in common stocks of companies that the Fund’s adviser believes are likely to experience consistent earnings growth over time. The Fund will also seek to emphasize investment in income-producing common stocks that also meet its adviser’s expectations for earnings growth. To a lesser extent, the Fund may also invest in securities convertible into common stock and rights to subscribe to common stock of these companies. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”) and may invest in other securities issued by foreign companies. In selecting investments for the portfolio, the Fund’s management considers such factors as historical growth rate of earnings and dividends, the issuing company’s potential to generate cash flows, and the price/earnings multiple of the stock relative to the market. The Fund’s management emphasizes common stocks that have a large market capitalization ($10 billion or more, but will change, up or down, with the market), although the Fund may invest in common stocks that have a medium market capitalization (currently $1 billion to $10 billion, but this figure will change, up or down, with the market).

The Large Cap Core Fund primarily invests in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund uses an investment approach that blends growth and value. The Fund seeks to achieve its investment objective by investing primarily in the common stock of companies the Fund’s adviser selects from the Fund’s benchmark index, the Russell 1000® Index.

The combined fund’s principal investment strategies will be those of the Large Cap Core Fund.

Comparison. While the Funds employ differing strategies to achieve their objectives, the Funds’ investment objectives and philosophies are similar. The All-Equity Fund is a fund of funds, investing primarily in Underling Funds, the Disciplined Equity Fund directly invests at least 80% of its assets in equity securities and the Large Cap Core Fund, as part of a master/feeder structure, directly invests in equity securities. Although the Funds use different strategies to achieve their respective objectives, the Funds remain exposed to similar underlying equity securities and investments and have similar risk profiles. Each of the ML Funds and the Large Cap Core Fund invests primarily in equity securities. While the All-Equity Fund relies partially on Underlying Index Funds that substantially invest in securities of various indices, and the Large Cap Core Fund invests primarily in equity securities that comprise the Russell 1000® Index, the Disciplined Equity Fund is not limited to investing in securities that comprise a benchmark index. Although the All-Equity Fund and the Large Cap Core Fund primarily invest in growth and value stocks, the Disciplined Equity Fund primarily invests in growth stocks. In addition, Large Cap Core Fund focuses on investments in large capitalization companies, while the ML Funds may also invest in companies with smaller capitalizations. Each of the ML Funds may have a significant portion of their assets invested in foreign equities, while the Large Cap Core Fund invests largely in domestic equities. The All-Equity Fund, through its investment in an Underlying Index Fund, may have a significant exposure to foreign equity securities. The Disciplined Equity Fund may invest without limitation in the securities of foreign companies in the form of ADRs and may invest up to 20% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts or other securities convertible into securities of foreign companies. For additional information on risks, see “Comparison of the ML Funds and the Large Cap Core Fund—Principal and Other Investment Risks.”

While the Funds have different benchmarks and certain differences in policies, the Funds pursue similar investment objectives and strategies. Large Cap Core Fund seeks to outperform the benchmark Russell 1000® Index, Disciplined Equity Fund and All Equity Fund each compares its performance to the benchmark S&P 500 Index. The combined fund will use the Large Cap Core Fund’s benchmark and policies.

For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

An account will be set up in each ML Fund shareholder’s name at the Large Cap Core Fund and assuming shareholders of each of the ML Funds approve the proposed Reorganization, substantially all the assets and certain stated liabilities of each of the ML Funds will be combined with those of the Large Cap Core Fund, and each ML Fund shareholder will receive shares of the Large Cap Core Fund. After the Reorganization, each ML Fund shareholder will hold shares of the same or a similar class of the Large Cap Core Fund with an aggregate net asset value equal to the aggregate net asset value of the ML Fund shares owned immediately prior to the Reorganization.

If the Reorganization is approved and completed, holders of each of the ML Fund’s Class A Shares will receive Large Cap Core Fund Class A Shares, holders of each of the ML Fund’s Class B Shares will receive Large Cap Core Fund Class B Shares, holders of each of the ML Fund’s Class C Shares will receive Large Cap Core Fund Class C Shares, holders of each of ML Fund’s Class I Shares will receive Large Cap Core Fund’s Class I Shares, and holders of All-Equity Fund’s Class R Shares will receive Large Cap Core Fund’s Class R Shares.

Fee Table for of Large Cap Core Fund, the All-Equity Fund, the Disciplined Equity Fund

and the Pro Forma Combined Fund as of October 31, 2005 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on October 31, 2005 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below. In addition, the Reorganization of one ML Fund is not dependent on the consummation of the Reorganization of the other ML Fund.

	Actual						Pro Forma Large Cap Core Combined Fund*		Actual						Pro Forma Large Cap Core Combined Fund*
	All-Equity Fund		Disciplined Equity Fund		Large Cap Core Fund				All-Equity Fund		Disciplined Equity Fund		Large Cap Core Fund
	Class A		Class A		Class A		Class A		Class B(b)		Class B(b)		Class B(b)		Class B(b)
Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25	%(c)	5.25	%(c)	5.25	%(c)	5.25	%(c)	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	None	(d)	4.00	%(c)	4.00	%(c)	4.00	%(c)	4.50	%(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.15%		0.65%		0.47	%(k)	0.47	%(k)	0.15%		0.65%		0.47	%(k)	0.47	%(k)
Distribution and/or Service (12b-1) Fees(e)	0.25%		0.25%		0.25%		0.25%		1.00%		1.00%		1.00%		1.00%
Other Expenses (including transfer agency fees)(f)	0.64%		1.06%		0.19%		0.19%		0.66%		1.09%		0.21%		0.21%
Underlying Fund Expenses(g)	0.04%		N/A		N/A		N/A		0.04%		N/A		N/A		N/A
Administration Fee	0.35%		N/A		0.25%		0.25%		0.35%		N/A		0.25%		0.25%

Total Annual Fund Operating Expenses	1.43	%(g)	1.96%		1.16	%(h)	1.16	%(h)	2.20	%(g)	2.74%		1.93	%(h)	1.93	%(h)
Less Contractual Fee Waiver	N/A		(0.33	)%(j)	N/A		N/A		N/A		(0.33	)%(j)	N/A		N/A

Net Total Annual Fund Operating Expenses	1.43	%(g)	1.63	%(j)	1.16	%(h)	1.16	%(h)	2.20	%(g)	2.41	%(j)	1.93	%(h)	1.93	%(h)

See footnotes on page 13

	Actual						Pro Forma Large Cap Core Combined Fund*		Actual						Pro Forma Large Cap Core Combined Fund*
	All-Equity Fund		Disciplined Equity Fund		Large Cap Core Fund				All-Equity Fund		Disciplined Equity Fund		Large Cap Core Fund
	Class C		Class C		Class C		Class C		Class I		Class I		Class I		Class I
Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00	%(c)	1.00	%(c)	1.00	%(c)	1.00	%(c)	None		None		None		None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.15%		0.65%		0.47	%(k)	0.47	%(k)	0.15%		0.65%		0.47	%(k)	0.47	%(k)
Distribution and/or Service (12b-1) Fees(e)	1.00%		1.00%		1.00%		1.00%		None		None		None		None
Other Expenses (including transfer agency fees)(f)	0.67%		1.09%		0.22%		0.22%		0.65%		1.06%		0.19%		0.19%
Underlying Fund Expenses(g)	0.04%		N/A		N/A		N/A		0.04%		N/A		N/A		N/A
Administration Fee	0.35%		N/A		0.25%		0.25%		0.35%		N/A		0.25%		0.25%

Total Annual Fund Operating Expenses	2.21	%(g)	2.74%		1.94	%(h)	1.94	%(h)	1.19	%(g)	1.71%		0.91	%(h)	0.91	%(h)
Less Contractual Fee Waiver	N/A		(0.32	)%(j)	N/A		N/A		N/A		(0.33	)%(j)	N/A		N/A

Net Total Annual Fund Operating Expenses	2.21	%(g)	2.42	%(j)	1.94	%(h)	1.94	%(h)	1.19	%(g)	1.38	%(j)	0.91	%(h)	0.91	%(h)

See footnotes on page 13

	Actual(i)				Pro Forma Large Cap Core Combined Fund *
	All-Equity Fund		Large Cap Core Fund
	Class R		Class R		Class R
Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None		None		None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.15%		0.47	%(k)	0.47	%(k)
Distribution and/or Service (12b-1) Fees(e)	0.50	%(l)	0.50%		0.50%
Other Expenses (including transfer agency fees)(f)	0.65%		0.20%		0.20%
Underlying Fund Expenses(g)	0.04%		N/A		N/A
Administration Fee	0.35%		0.25%		0.25%

Total Annual Fund Operating Expenses	1.69	%(g)(l)	1.42	%(h)	1.42	%(h)
Less Contractual Fee Waiver	N/A		N/A		N/A

Net Total Annual Fund Operating Expenses	1.69	%(g)(l)	1.42	%(h)	1.42	%(h)

*	Assuming the Reorganization had taken place on October 31, 2005. This information would be the same whether the Reorganization were consummated with respect to one ML Fund or both ML Funds.
(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares.
(b)	Class B shares automatically convert to Class A shares about eight years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B, Class C or Class R shares over time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of MLIM, provides transfer agency services to the Funds. The Funds pay a fee for these services. Each Fund’s investment adviser, and/or such adviser’s affiliates, also provides certain accounting services to the respective Fund and the Fund reimburses its investment adviser, or its affiliates for such services.
(g)	“Underlying Fund Expenses” for the All-Equity Fund are based upon assets of the Fund that are invested in each Underlying Fund and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
(h)	A portion of the total operating expenses incurred by the Large Cap Core Fund and the Pro Forma Combined Fund are actually incurred by the Master Large Cap Trust. As a feeder of the Master Large Cap Trust, the Large Cap Core Fund and the Pro Forma Combined Fund incur their proportionate share of the expenses incurred by the Master Large Cap Trust, including investment advisory fees, certain professional fees, accounting fees, custody fees and director’s fees.
(i)	The Disciplined Equity Fund does not issue Class R Shares.
(j)	FAM has entered into an agreement dated September 11, 2003, with the Disciplined Equity Fund under which the expenses incurred by each class of shares of the Disciplined Equity Fund will not exceed 0.75% (excluding management, distribution and/or account maintenance fees). This arrangement has a one year term and is renewable.
(k)	FAM has agreed to a voluntary waiver such that for a portion of the assets of Master Large Cap Core Portfolio in excess of $5 billion, the management fee rate will be reduced to 0.40%. See “Comparison of the ML Funds and the Large Cap Core Fund-Investment Advisory Agreements.”
(l)	The All-Equity Fund did not pay its Class R distribution fees for the 12 month period ended October 31, 2005 due to regulatory limits. The Total Annual Fund Operating Expenses and Net Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

Examples:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Large Cap Core Fund	$637	$874	$1,130	$1,860
Disciplined Equity Fund†	$682	$1,078	$1,498	$2,665
All-Equity Fund	$663	$954	$1,266	$2,148
Pro Forma Combined Fund*	$637	$874	$1,130	$1,860
Class B
Large Cap Core Fund	$596	$906	$1,242	$2,054	**
Disciplined Equity Fund†	$644	$1,119	$1,620	$2,859	**
All-Equity Fund	$623	$988	$1,380	$2,339	**
Pro Forma Combined Fund*	$646	$956	$1,242	$2,054	**
Class C
Large Cap Core Fund	$297	$609	$1,047	$2,264
Disciplined Equity Fund†	$345	$820	$1,421	$3,047
All-Equity Fund	$324	$691	$1,185	$2,544
Pro Forma Combined Fund*	$297	$609	$1,047	$2,264
Class I Class
Large Cap Core Fund	$93	$290	$504	$1,120
Disciplined Equity Fund†	$140	$507	$897	$1,992
All-Equity Fund	$121	$378	$654	$1,443
Pro Forma Combined Fund*	$93	$290	$504	$1,120
Class R††
Large Cap Core Fund	$145	$449	$776	$1,702
All-Equity Fund	$172	$533	$918	$1,998
Pro Forma Combined Fund*	$145	$449	$776	$1,702

See footnotes on next page

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Large Cap Core Fund	$637	$874	$1,130	$1,860
Disciplined Equity Fund†	$682	$1,078	$1,498	$2,665
All-Equity Fund	$663	$954	$1,266	$2,148
Pro Forma Combined Fund*	$637	$874	$1,130	$1,860
Class B
Large Cap Core Fund	$196	$606	$1,042	$2,054	**
Disciplined Equity Fund†	$244	$819	$1,420	$2,859	**
All-Equity Fund	$223	$688	$1,180	$2,339	**
Pro Forma Combined Fund*	$196	$606	$1,042	$2,054	**
Class C
Large Cap Core Fund	$197	$609	$1,047	$2,264
Disciplined Equity Fund†	$245	$820	$1,421	$3,047
All-Equity Fund	$224	$691	$1,185	$2,544
Pro Forma Combined Fund*	$197	$609	$1,047	$2,264
Class I Class
Large Cap Core Fund	$93	$290	$504	$1,120
Disciplined Equity Fund†	$140	$507	$897	$1,992
All-Equity Fund	$121	$378	$654	$1,443
Pro Forma Combined Fund*	$93	$290	$504	$1,120
Class R††
Large Cap Core Fund	$145	$449	$776	$1,702
All-Equity Fund	$172	$533	$918	$1,998
Pro Forma Combined Fund*	$145	$449	$776	$1,702

*	Assuming the Reorganization had taken place on October 31, 2005.
**	Assumes conversion to Class A shares approximately eight years after purchase.
†	Does not reflect the continuation beyond one year of the contractual expense reimbursement agreement between FAM and the Disciplined Equity Fund.
††	The Disciplined Equity Fund does not issue Class R Shares.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither of the ML Funds, the Large Cap Core Fund, nor their respective shareholders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the ML Funds and the Large Cap Core Fund will receive a ruling from the Internal Revenue Service, and if such ruling is not received by the Closing Date, an opinion from Sidley Austin LLP to that effect. An opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of each of the ML Funds are sold by the ML Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the ML Fund’s basis in such assets. Any gains will be distributed to the ML Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each ML Fund and the Large Cap Core Fund are substantially similar.

COMPARISON OF THE ML FUNDS AND THE LARGE CAP CORE FUND

Principal and Other Investment Risks

Because of their similar investment objectives and investment strategies, each of the ML Funds and the Large Cap Core Fund is subject to similar investment risks, however the Large Cap Core Fund is exposed to a less significant foreign security risk compared with the ML Funds. The following discussion describes principal risks and certain other risks that affect Large Cap Core Fund and will also affect the combined fund. You will find additional descriptions of specific risks in the Prospectuses and statements of additional information for each of the ML Funds and the Large Cap Core Fund.

There can be no guarantee that the Fund will achieve its investment objective. As with any fund, the value of the Fund’s investments—and, therefore, the value of the Fund’s shares—may fluctuate. These changes may occur because a particular market in which the Fund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, Fund management may select securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that the Fund management selects will underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

The combined fund also may be subject to certain other risks associated with its investments and investment strategies.

Derivatives. The combined fund may use derivative instruments to hedge its investments. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including: (a) credit risk—the risk that the counterparty (the party on the other side of the transaction) in a derivative transaction will be unable to honor its financial obligation to the Fund; (b) leverage risk—the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment—certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested; (c) liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The combined fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

When Issued and Delayed Delivery Securities and Forward Commitments. The combined fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Borrowing and Leverage Risk. The combined fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

Securities Lending. The combined fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of the investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Depositary Receipts. The combined fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Main Differences in Investment Strategy

While the Funds employ differing strategies to achieve their objectives, the Funds’ investment objectives and philosophies are similar. The All-Equity Fund is a fund of funds, investing primarily in Underling Funds, the Disciplined Equity Fund directly invests at least 80% of its assets in equity securities and the Large Cap Core Fund, as part of a master/feeder structure, directly invests in equity securities. Although the Funds use different strategies to achieve their respective objectives, the Funds remain exposed to similar underlying equity securities and investments and have similar risk profiles. Each of the ML Funds and the Large Cap Core Fund invests primarily in equity securities. While the All-Equity Fund relies partially on Underlying Index Funds that substantially invest in securities of various indices, and the Large Cap Core Fund invests primarily in equity securities of issuers that comprise the Russell 1000® Index, the Disciplined Equity Fund is not limited to investing in securities that comprise a benchmark index. Although the All-Equity Fund and the Large Cap Core Fund primarily invest in growth and value stocks, the Disciplined Equity Fund primarily invests in growth stocks. In addition, Large Cap Core Fund focuses on investments in large capitalization companies, while the ML Funds may also invest in companies with smaller capitalizations.

Investment Objectives and Principal Investment Strategies

All-Equity Fund. The investment objective of the All-Equity Fund is to provide long term capital growth. The All-Equity Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval.

The Fund has a strategic target allocation between equity and fixed-income securities and a range within which it can vary these allocations. The Fund also has a baseline range for allocation of its assets among the Underlying Funds. The investment adviser will adjust the equity and fixed-income allocations and the Underlying Funds’ allocations within these ranges based on its evaluation of the relative attractiveness of various asset classes in light of the All-Equity Fund’s investment objective and prevailing economic conditions. The allocation process seeks to add value by overweighting attractive markets and underweighting unattractive markets while maintaining a diversified portfolio within specific allocation parameters. When deviating from the strategic target allocation and the percentage of assets of the All-Equity Fund that is allocated to each Underlying Fund, the investment adviser seeks to balance the amount any asset class can be overweighted against the amount of added risk due to the deviation. Finally, the investment adviser may seek to further adjust the All-Equity Fund’s allocation by investing in individual securities, short-term money market instruments (cash equivalents) and other financial instruments such as derivative instruments in order to gain exposure to certain additional markets or groups of securities and to hedge currency risk. The All Equity Fund has a strategic target allocation of 95%-100% equity securities. Thus, under normal conditions, the All Equity Fund will not vary its strategic allocation significantly, although the investment adviser may vary the relative weighting of the Underlying Funds in its portfolio.

The All Equity Fund’s investment in any individual Underlying Fund may, and in some cases is expected to, exceed 25% of the Fund’s total assets.

The particular Underlying Funds in which the Fund may invest, the percentage of the Fund’s assets to be invested in each Underlying Fund, the target strategic allocation and allocation ranges between the equity market segment and the fixed-income segment and the investment policies of each Underlying Fund may be changed from time to time without shareholder approval.

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund will normally invest almost all of its assets as described above. The Fund may, however, invest directly in individual securities and other financial instruments, including short-term instruments, such as money market securities and repurchase agreements for asset allocation or other purposes. It is expected that the Fund may from time to time invest directly in currency contracts for hedging purposes. The Fund may also invest in short-term instruments or fixed-income securities or buy or sell futures when the Fund believes it is advisable to do so for temporary defensive purposes. Short-term investments and temporary defensive positions may limit the potential for growth in the value of a shareholder’s shares and/or may reduce the level of current income.

The Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets between the equity asset class and fixed-income asset class within the percentage ranges described above.

The Fund may also lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds.

The following is a description of the investment objectives and strategies for each of the Underlying Funds that are available for investment by the Fund. The Fund may invest in other Underlying Funds not discussed at the discretion of the investment adviser without shareholder approval. The Master Large Cap Value Portfolio’s and the Master Large Cap Growth Portfolio’s (together, the “Underlying Large Cap Funds”) objective is to provide long-term capital growth. The Master S&P 500 Index Series’ objective is to match the performance of the S&P 500 as closely as possible before the deduction of fund expenses. The Master Mid Cap Index Series’ investment objective is to match the performance of the S&P 400 as closely as possible before the deduction of fund expenses. The Master Small Cap Index Series’ investment objective is to match the performance of the Russell 2000 as closely as possible before the deduction of fund expenses. The Master International Index Series’ investment objective is to match the performance of the EAFE Index in U.S. dollars with net dividends as closely as possible before the deduction of fund expenses. The Master Aggregate Bond Index Series’ investment objective is to match the performance of the Aggregate Bond Index as closely as possible before the deduction of fund expenses. (The Master S&P 500 Index Series, the Master Mid Cap Series, the Master Small Cap Index Series, the Master International Index Series and the Master Aggregate Bond Index Series are referred to herein as the “Underlying Index Funds.”)

Outlined below are the main strategies each Underlying Large Cap Fund may use in seeking to achieve its objective.

Each of Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large capitalization companies located in the United States. Each Underlying Large Cap Fund normally invests at least 80% of its assets in equity securities of large capitalization companies its investment adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index or the Russell 1000® Value Index, as applicable. The investment adviser uses a proprietary multi-factor quantitative model to look for companies within the applicable Russell 1000® Index that, in its opinion, are consistent with the investment objective of each Underlying Large Cap Fund.

Each Underlying Large Cap Fund will seek to outperform its benchmark. The Master Large Cap Growth Portfolio will seek to outperform the Russell 1000® Growth Index by investing in equity securities that its investment adviser believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000® securities with a greater than average growth orientation) is a subset of the Russell 1000® Index. The Master Large Cap Value Portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that its investment adviser believes are selling at below normal valuations. The Russell 1000® Value Index, another subset of the Russell 1000® Index, consists of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Although the Master Large Cap Growth Portfolio emphasizes growth-oriented investments and the Master Large Cap Value Portfolio emphasizes value-oriented investments, there are equity investment strategies common to both Underlying Large Cap Funds. In selecting securities for an Underlying Large Cap Fund’s portfolio from that Fund’s benchmark universe, the investment adviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. For each Underlying Large Cap Fund, the investment adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined—if the investment adviser believes that a company is overvalued, it will not be considered as an investment for either Underlying Large Cap Fund. After the initial screening is done, the investment adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the investment adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because these Underlying Large Cap Funds generally will not hold all the stocks in the applicable index, and because their investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, they are not “index” funds. In seeking to outperform the relevant benchmark, however, their investment adviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following: (a) relative price to earnings and price to book ratios; (b) stability and quality of earnings (c) earnings momentum and growth; (d) weighted median market capitalization of the Underlying Large Cap Fund’s portfolio; (e) allocation among the economic sectors of the Underlying Large Cap Fund’s portfolio as compared to the applicable index; and (f) weighted individual stocks within the applicable index.

In addition to the main strategies discussed above, each Underlying Large Cap Fund may use certain other investment strategies.

Each Underlying Large Cap Fund also may invest up to 10% of its total assets in securities of foreign issuers that are represented by ADRs. Each Underlying Large Cap Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

Each Underlying Large Cap Fund may invest in investment grade convertible securities, preferred stocks, illiquid securities and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which an Underlying Large Cap Fund may invest.

As a temporary measure for defensive purposes, each Underlying Large Cap Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high-quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and banker’s acceptances. These investments may affect an Underlying Large Cap Fund’s ability to meet its investment objective.

Outlined below are the main strategies the Underlying Index Funds use in seeking to achieve their investment objectives.

The Underlying Index Funds will not attempt to buy or sell securities based on management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of fund expenses. An Underlying Index Fund will buy or sell securities only when management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that an Underlying Index Fund’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Underlying Index Funds have operating and other expenses, while an index does not. Therefore, each Underlying Index Fund will tend to underperform its target index to some degree over time.

Each Underlying Index Fund will be substantially invested in securities in the applicable index, and under normal circumstances will invest at least 80% of its assets in securities or other financial instruments that are contained in or correlated with securities in the applicable index. An Underlying Index Fund may change its target index if management believes a different index would better enable the fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of an Underlying Index Fund may be changed without shareholder approval.

The Master S&P 500 Index Series Fund and Master Mid Cap Index Series Fund may invest in all of the stocks in the target index in roughly the same proportions as their weightings in the index. For example, if 2% of the target index is made up of the stock of a particular company, the fund will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when believed to be cost-efficient, the Underlying Index Fund may deviate from full replication and instead invest in a statistically selected sample of the stocks in the target index, which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the index as a whole, but which involves less transaction costs than would be incurred through full replication. The Underlying Index Fund may also purchase stocks not included in the target index when its investment adviser believes that it would be a cost-efficient way of approximating the index’s performance to do so. If the investment adviser uses these techniques, the fund may not track the index as closely as it would if it were fully replicating the index.

Master Small Cap Index Series Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, it may invest in a sample of the stocks included in the Russell 2000 based on its investment adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer transaction costs than would be incurred through full replication. The investment adviser will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole. The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

The International Index Series Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Underlying Index Fund will not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the Underlying Index Fund may invest in a sample of equity securities included in the EAFE Index and in derivative instruments correlated with countries within the EAFE Index based on the investment adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer transaction costs than would be incurred through full replication.

The Master Aggregate Bond Index Fund will not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. Instead, it may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments correlated to the Aggregate Bond Index. It may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index as a whole. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Aggregate Bond Index. The Master Aggregate Bond Index Series may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Master Aggregate Bond Index Series may have a higher portfolio turnover rate than the other Underlying Index Funds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Master Aggregate Bond Index Series will invest in corporate bonds rated investment grade (rated at least Baa3 by Moody’s Investors Service, Inc. or BBB- by S&P), at the time of purchase, or, if unrated, of comparable quality. The Master Aggregate Bond Index Series may continue to hold a security that is downgraded below investment grade.

The Master Aggregate Bond Index Series usually will invest a substantial portion of its assets in mortgage-backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Governmental National Mortgage Association (Ginnie Mae), or by government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by the Federal government agencies are guaranteed by either the Federal government or the government agency. Securities issued by certain government agencies and by government sponsored enterprises, however, are not guaranteed by the Federal government or backed by the full faith and credit of the United States. Such securities have very little credit risk. Mortgage-backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

In addition to the main strategies described above, the Underlying Index Funds may also use certain other investment strategies.

Each Underlying Index Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of, or correlated with, its target index, or in the case of the EAFE Index, correlated with countries within its target index. Derivatives allow each Underlying Index Fund to increase or decrease its exposure to the target index quickly and at less cost than buying or selling stocks. Each Underlying Index Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, each Underlying Index Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Each Underlying Index Fund may invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent an Underlying Index Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Underlying Index Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen their exposure to common stocks or bonds as a defensive strategy, but will instead attempt to remain fully invested at all times. Each Underlying Index Fund may also invest in illiquid securities and repurchase agreements, may engage in securities lending, and may invest cash balances in affiliated money market funds.

The Master Aggregate Bond Index Series may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the fund buys or sells securities with payment and delivery taking place in the future so that it can lock in a favorable yield and price at the time of entering into the transaction. It may also enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the sale of one security and purchase of a similar security, a fund does not receive principal and interest on the securities sold. The Master Aggregate Bond Index Series may also enter into standby commitment agreements in which it is committed, for a stated period of time, to buy a stated amount of a fixed-income security which may be issued and sold to the fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the fund is paid a commitment fee whether the security is issued or not.

Disciplined Equity Fund. The investment objective of the Disciplined Equity Fund is to seek both capital appreciation and current income. Outlined below are the main strategies the Fund uses in seeking to achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ notice to shareholders. The Fund invests primarily in common stocks of companies that Fund management believes are likely to experience consistent earnings growth over time. Consistent with its investment objective, the Fund will seek to emphasize investments in income-producing common stocks where they are available. Fund management believes that common stocks of companies that have consistent earnings growth are likely to increase in market price. Fund management looks specifically for stocks that are experiencing consistent earnings growth but whose market prices do not reflect that growth. In other words, the Fund seeks to buy stocks that have a “growth” bias but that Fund management believes are undervalued. There can be no assurance that the Fund’s investment objective will be achieved.

Fund management uses a disciplined approach in selecting portfolio investments. Some of the factors that Fund management will consider include: (a) historical growth rate of earnings and dividends; (b) issuing company’s potential to generate cash flows; and (c) price/earnings multiple of the stock relative to the market.

Although the Fund emphasizes investment in common stocks, it may also invest in other equity securities including, but not limited to, the following: (a) securities convertible into common stock; (b) preferred stock; (c) rights and warrants to subscribe to common stock; and (d) securities or other instruments whose price is linked to the value of common stock.

The Fund may invest in companies of any size but emphasizes common stocks of companies that have a large stock market capitalization (currently $10 billion or more, but will change (up or down) with the market), although the Fund may also invest in common stocks that have a medium stock market capitalization (currently $1 billion to $10 billion, but will change (up or down) with the market). The Fund may invest without limitation in the securities of foreign companies in the form of ADRs. In addition, the Fund may invest up to 20% of its total assets in other forms of securities of foreign companies, including EDRs or other securities convertible into securities of foreign companies.

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may use derivatives to hedge its portfolio against market and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the Standard & Poor’s 500 Index. The derivatives that the Fund may use include indexed and inverse securities, options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and swaps. The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The Fund may invest in investment grade, non-convertible debt securities and U.S. Government securities, although it typically will not do so to a significant extent. The Fund may as a temporary defensive measure, and without limitation, hold in excess of 20% of its net assets in cash or cash equivalents, including affiliated money market funds, and investment grade, short term securities including money market instruments. Normally a portion of the Fund’s assets will be held in these securities in anticipation of investment in equities or to meet redemptions. Short term investments and temporary defensive positions can be easily sold and have limited risk of loss but may limit the Fund’s ability to meet its investment objective.

The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Large Cap Core Fund. The Fund’s investment objective is long-term capital growth. The Fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio (the “Portfolio”) of the Master Large Cap Series Trust (the “Trust”), that has the same objective and strategies as the Large Cap Core Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/ feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Portfolio in which it invests.

The main strategies the Fund uses in seeking to achieve its investment objective are the following. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies the investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Index. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to the Fund’s shareholders. The investment adviser uses a multi-factor quantitative model to look for companies within the applicable Russell 1000® Index that, in its opinion, are consistent with the investment objective of the Fund.

The Fund has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index. In selecting securities for the Fund’s portfolio from the Fund’s benchmark universe, the investment adviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The investment adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined—if the investment adviser believes that a company is overvalued, it will not be considered as an investment for the Fund. After the initial screening is done, the investment adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the investment adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Fund generally will not hold all the stocks in its applicable index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an “index” fund. In seeking to outperform the Russell 1000® Index, however, the investment adviser reviews potential investments using certain criteria that are based on the securities in the Russell 1000® Index. These criteria currently include the following: (a) relative price to earnings and price to book ratios; (b) stability and quality of earnings; (c) earnings momentum and growth; (d) weighted median market capitalization of the Fund’s portfolio; (e) allocation among the economic sectors of the Fund’s portfolio as compared to the Russell 1000® Index; and (f) weighted individual stocks within the Russell 1000® Index.

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund also may invest in securities of foreign issuers that are represented by ADRs. The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The Fund may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the Fund may invest.

As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high-quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

Combined Fund. The combined fund’s investment objective and principal investment strategies will be those of the Large Cap Core Fund.

Performance Information

The following tables illustrate the past performance of an investment in each Fund. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each fund. Past performance is not predictive of future performance. For more information concerning the performance of the All-Equity Fund or Disciplined Equity Fund, please refer to each ML Fund’s Prospectus, each ML Fund’s SAI, and each ML Fund’s Annual Report. For more information concerning the performance of the Large Cap Core Fund, please refer to the Large Cap Core Fund Prospectus, the Large Cap Core Fund SAI, the 2005 Annual Report to Shareholders of the Large Cap Core Fund, and the Large Cap Core Semi-Annual Report.

All-Equity Fund

Average Annual Total Return

For The Periods Ended December 31, 2005

	1 Year	5 Years	Life of Fund†
Class A Shares—Return Before Taxes*	-0.71%	-0.61%	-2.78%
Class B Shares
Return Before Taxes*	-0.13%	-0.72%	-2.78%
Return After Taxes on Distributions*	-0.14%	-0.72%	-2.78%
Return After Taxes on Distributions and Sale of Fund Shares*	-0.08%	-0.61%	-2.34%
Class C Shares—Return Before Taxes*	3.00%	-0.32%	-2.60%
Class I Shares[2]--Return Before Taxes*	4.97%	0.71%	-1.61%
Class R Shares¹—Return Before Taxes*	4.76%	0.51%	-1.83%
S&P 500 Index³	4.91%	0.54%	-1.40%[4]

*	Includes all applicable fees and sales charges.
†	Fund inception date is June 2, 2000.
¹	The returns for class R Shares prior to October 10, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares, which commenced operations on June 2, 2000. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fee and other fees applicable to Class R shares.
²	The returns for Class I Shares do not reflect the Class I front end sales charge in effect prior to December 28, 2005. If the sales charges were included, the returns for Class I Shares would be lower.
³	The S&P 500 is the Standard & Poor’s 500 Index, a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
[4]	Since June 2, 2000.

Disciplined Equity Fund

Average Annual Total Return

For The Periods Ended December 31, 2005

	1 Year	5 Years	Life of Fund†
Class A Shares—Return Before Taxes*	2.75%	-0.13%	1.44%
Class B Shares
Return Before Taxes*	3.61%	-0.22%	1.49%
Return After Taxes on Distributions*	3.61%	-0.37%	1.37%
Return After Taxes on Distributions and Sale of Fund Shares*	2.34%	-0.23%	1.24%
Class C Shares—Return Before Taxes*	6.61%	0.15%	1.47%
Class I Shares[2]—Return Before Taxes*	8.72%	1.19%	2.53%
S&P 500 Index[3]	4.91%	0.54%	0.75%[1]

*	Includes all applicable fees and sales charges.
†	Fund inception date is June 25, 1999.
¹	Since June 25, 1999.
²	The returns for Class I Shares do not reflect the Class I front end sales charge in effect prior to December 28, 2005. If the sales charges were included, the returns for Class I Shares would be lower.
[3]	The S&P 500 is the Standard & Poor’s 500 Index, a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Large Cap Core Fund

Average Annual Total Return

For The Periods Ended December 31, 2005

	1 Year	5 Years	Life of Fund†
Class A Shares—Return Before Taxes*	7.11%	4.78%	4.67%
Class B Shares
Return Before Taxes*	8.18%	4.77%	4.79	%¹
Return After Taxes on Distributions*	7.17%	4.55%	4.61	%¹
Return After Taxes on Distributions and Sale of Fund Shares*	6.31%	4.07%	4.11	%¹
Class C Shares—Return Before Taxes*	11.17%	5.09%	4.79%
Class I Shares²—Return Before Taxes*	13.34%	6.17%	5.87%
Class R Shares**—Return Before Taxes*	12.66%	5.73%	5.41%
Russell 1000® Index***	6.27%	1.07%	-0.10	%#

*	Includes all applicable fees and sales charges.
**	The returns for Class R shares prior to January 3, 2003, the commencement of the operations of Class R Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R Shares.
***	The Russell 1000® Index is an unmanaged broad-based Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization in the Russell 3000® Index. Performance of the Index does not reflect the deduction of fees, expenses, or taxes. Past performance is not predictive of future performance.
†	Fund inception date is December 22, 1999.
¹	Class B Shares automatically convert to Class A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
²	The returns for Class I Shares do not reflect the Class I front end sales charge in effect prior to December 28, 2005. If the sales charges were included, the returns for Class I Shares would be lower.
#	Since December 22, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B Shares of each of the ML Funds and the Large Cap Core Fund; after-tax returns for other classes of shares will vary.

The combined fund will be named the BlackRock Large Cap Core Fund following the Reorganization. Because the combined fund will most closely resemble the Large Cap Core Fund, the Large Cap Core Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the Large Cap Core Fund at the closing of the Reorganization.

Management of the Funds

All-Equity Fund. FAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the All-Equity Fund. FAM manages the All-Equity Fund’s investments and business operations.. FAM receives a management fee as compensation for its services. FAM is an affiliate of MLIM, which is a wholly owned subsidiary of Merrill Lynch.

Philip Green is Vice President and the All-Equity Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund and the selection of its investments. Mr. Green has been a Managing Director of, and a portfolio manager with, FAM and certain of its affiliates since 1999. He was also a Managing Director and portfolio manager of Global Institutional Services at Bankers Trust from 1997 to 1999. Mr. Green has been the All-Equity Fund’s portfolio manager since 2000.

Disciplined Equity Fund. MLIM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the Disciplined Equity Fund. MLIM is an affiliate of Merrill Lynch. MLIM manages Disciplined Equity Fund’s investments and business operations. MLIM has the responsibility for making all investment decisions for the Fund. MLIM receives a management fee as compensation for its services. MLIM has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (“MLAM-U.K.”), an affiliate, under which MLIM may pay a fee for services it receives.

Andrea Mitroff is the portfolio manager of the Disciplined Equity Fund and is primarily responsible for the day to day management of the Fund’s portfolio and the selection of its investments. Ms. Mitroff has been a Director of MLIM since 2000 and was a Vice President from 1999 to 2000. Ms. Mitroff has been an analyst and portfolio manager with MLIM since 1999. Ms. Mitroff served in various positions, including Director of Quantitative Analysis, at AIM Funds from 1991 to 1999. Ms. Mitroff has been the Disciplined Equity Fund’s portfolio manager since 2002.

Large Cap Core Fund. FAM is the investment adviser to the Large Cap Core Fund, and manages each the Fund’s investments. FAM has a sub-advisory agreement with MLAM-U.K., an affiliate, under which FAM may pay a fee for services it receives. FAM receives a management fee as compensation for its services.

Robert C. Doll, Jr., is the Large Cap Core Fund’s senior portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. He has been the Fund’s portfolio manager since inception. Mr. Doll has been President of FAM and its affiliate, MLIM since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He has been President and a member of the Board of the funds advised by MLIM and its affiliates since 2005.

Combined Fund. As discussed below under “Investment Advisory Agreements—Large Cap Core Fund,” following the Reorganization, BlackRock Advisors is expected to serve as investment adviser to the combined fund. After the Reorganization, the portfolio manager of the combined fund will be Robert C. Doll, Jr.

Each Fund’s current SAI, which is available on request, provides additional information about the compensation of each Fund’s portfolio managers other accounts managed by such managers, and such managers’ ownership of securities in their respective Fund.

Investment Advisory Agreements

All-Equity Fund. FAM is the All-Equity Fund’s investment adviser and manages the Fund’s investments and its business operations subject to the oversight of the Board of Directors of the Strategy Series. FAM’s responsibilities include determining changes to (a) the Underlying Funds in which the Fund may invest; (b) the percentage of assets of the Fund invested in an Underlying Fund; and (c) the target strategic allocation and allocation range of assets of the Fund that may be invested in the equity market segment and fixed-income segment. FAM is responsible for making all investment decisions for the Fund. FAM or its affiliates also serve as investment adviser to each Underlying Fund. FAM receives a fee at the annual rate of 0.15% of the Fund’s average daily net assets for asset allocation services.

In addition, the Fund, as a shareholder of the Underlying Funds, will indirectly bear a proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Because of this, the expenses associated with investing in this type of Fund are generally higher than those for mutual funds that do not invest primarily in other Underlying Funds. The following chart shows the contractual management fees payable to FAM and its affiliates by the Underlying Funds. Some of these rates may be lower as a result of voluntary fee waivers by FAM with respect to an Underlying Fund. In addition, the chart shows the annual fund operating expenses for the most recently completed fiscal year ended of each Underlying Fund in which the Fund invests, after applicable fee waivers, if any.

Underlying Fund	Actual Current Fee Rate		Annual Fund Operating Expenses
Master Large Cap Growth Portfolio	0.50%		0.57%
Master Large Cap Value Portfolio	0.50%		0.55%
Master S&P 500 Index Series	0.005	%(a)	0.03%
Master Mid Cap Index Series	0.01%		0.08%
Master Small Cap Index Series	0.01	%(a)	0.07%
Master International Index Series	0.01%		0.10%
Master Aggregate Bond Index Series	0.01	%(a)	0.06%

(a)	These amounts reflect contractual arrangements with FAM, which provide that the management fee for the Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series, when combined with administrative fees of certain funds that invest in the Series, will not exceed specific amounts. Absent these contractual arrangements, the investment adviser of each of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series would receive a fee of 0.05%, 0.08% and 0.06%, respectively.

A discussion regarding the basis for the Strategy Series Funds Board’s approval of the advisory agreement with respect to the All-Equity Fund is available in the Strategy Series Funds’ most recent Semi-Annual report to shareholders for the period ended April 30.

Disciplined Equity Fund. The Disciplined Equity Fund has entered into a management agreement with the MLIM pursuant to which MLIM receives for its services to the Fund monthly compensation at the annual rate of 0.65% of the average daily net assets of the Fund.

MLIM has also entered into a sub-advisory agreement with MLAM-U.K. pursuant to which MLIM may pay MLAM-U.K. a fee for providing investment advisory services to MLAM-U.K. with respect to the Fund. MLIM paid no fees to MLAM-U.K. for the fiscal years ended May 31, 2005, 2004, and 2003.

A discussion regarding the basis for the Disciplined Equity Fund Board’s approval of the advisory agreement is available in the Disciplined Equity Fund’s most recent Annual report to shareholders for the fiscal year ended May 31.

By a separate notice and proxy statement, the ML Fund shareholders are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by ML Fund shareholders but the investment advisory agreement with BlackRock Advisors is approved, the ML Fund will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and the ML Fund Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by ML Fund shareholders, the ML Fund Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the ML Fund Board may be required to liquidate the ML Fund. Any such liquidation would be a taxable event for shareholders.

Large Cap Core Fund. The Large Cap Core Fund invests all of its assets in shares of the corresponding Portfolio of the Master Large Cap Series. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the Trust level. The Trust, on behalf of the Master Large Cap Core Portfolio, has entered into an investment advisory agreement with FAM, as investment adviser (the “ML Advisory Agreement”) subject to the oversight of the Board of Trustees of the Trust. Currently, FAM has overall responsibility for managing the investments of the Master Large Cap Core Portfolio, subject to the oversight of the Master Trust Board. Under the ML Advisory Agreement, FAM provides the Master Trust with investment advisory and management services. FAM is responsible for the actual management of the Master Large Cap Core Portfolio’s portfolio and reviews its holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. Under the ML Advisory Agreement, FAM receives for its services to the Master Large Cap Core Portfolio monthly compensation at the annual rate of 0.50% of the average daily net assets of the Master Large Cap Core Portfolio not exceeding $1 billion and 0.45% of the Master Large Cap Core Portfolio’s average daily net assets in excess of $1 billion. FAM has voluntarily agreed to an additional breakpoint on the fee schedule at $5 billion such that FAM will receive a fee at the annual rate of 0.40% of the Master Large Cap Core Portfolio’s average daily net assets in excess of $5 billion. The additional fee breakpoint will be included in the investment advisory agreement expected to be entered into with BlackRock Advisors after the closing of the transaction.

FAM has a sub-advisory agreement with MLAM-U.K., an affiliate, under which FAM may pay a fee for services it receives.

For the fiscal year ended October 31, 2005, FAM received a fee at the annual rate of 0.47% of the Large Cap Core Fund’s average daily net assets.

A discussion regarding the basis for the Master Trust Board’s approval of the ML Advisory Agreement is available in the Large Cap Core Fund’s most recent annual report to shareholders for the fiscal year ended October 31.

In connection with the Transaction between MLIM and BlackRock, BlackRock Advisors is expected to enter into an investment advisory agreement (the “New Investment Advisory Agreement”) with the Master Trust on behalf of the Master Large Cap Core Portfolio subject to approval by the Large Cap Core Fund Board, the Master Trust Board and the Large Cap Core Fund’s shareholders. Pursuant to the New Investment Advisory Agreement, the Master Trust, on behalf of the Master Large Cap Core Portfolio, will pay BlackRock Advisors monthly compensation at the annual rate of 0.50% of that portion of average daily net assets exceeding $1 billion, 0.45% of that portion of daily net assets exceeding $1 billion but not exceeding $5 billion, and 0.40% of that portion of average daily net assets exceeding $5 billion. The services provided by BlackRock Advisors and its affiliates under the New Investment Advisory Agreement are substantially similar in all material respects as the services provided by FAM under the ML Advisory Agreement for the Master Trust.

The New Investment Advisory Agreement generally will provide that, subject to the direction and control of the Large Cap Core Fund Board, BlackRock Advisors will (a) act as investment adviser for, and supervise and manage the investment and reinvestment of, the Master Large Cap Core Portfolio’s assets with complete discretion in purchasing and selling securities and other assets for the Master Large Cap Core Portfolio and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Master Large Cap Core Portfolio, (b) supervise continuously the investment program of the Master Large Cap Core Portfolio and the composition of its investment portfolio, (c) arrange, subject to the restriction of the Large Cap Core Fund’s investment objectives and policies, and the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies and determinations of the Large Cap Core Fund Board and Master Trust Board disclosed to BlackRock Advisors for the purchase and sale of securities and other assets held in the investment portfolio of the Master Large Cap Core Portfolio, and (d) provide investment research to the Master Trust.

The New Investment Advisory Agreement provides that BlackRock Advisors may to the extent permitted by applicable law appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the combined fund. It is anticipated that pursuant to this provision, and in compliance with SEC rules and interpretations, BlackRock Advisors may appoint one or more affiliates to act as sub-adviser to the combined fund.

Combined Fund. If the shareholders of each of the ML Funds approve the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the New Investment Advisory Agreement, the major elements of which are described above.

Administration Agreements

All-Equity Fund. Strategy Series has entered into an administration agreement with FAM (the “Administration Agreement”). FAM receives for its services to the Fund under the Administration Agreement monthly compensation at the annual rate of 0.35% of the average daily net assets of the Fund. The Administration Agreement obligates FAM to provide certain management and administrative services to Strategy Series and the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel necessary to perform its obligations under the Administration Agreement and to provide office space, facilities and necessary personnel for the Strategy Series.

Disciplined Equity Fund. The Fund currently does not have a separate administration agreement.

Large Cap Core Fund. The Fund has entered into an Administration Agreement with FAM. The Fund pays FAM, as the Administrator, an administration fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Administration Agreement obligates FAM to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. FAM is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of FAM or any of its affiliates.

Combined Fund. Following the Reorganization, the combined fund is expected to be administered by BlackRock Advisors pursuant to an Administration Agreement between the combined fund and BlackRock Advisors, the major elements of which are described above under Large Cap Core Fund.

Other Service Providers

All-Equity Fund. JP Morgan Chase Bank, located at 4 Chase MetroTech, 18th Floor, Brooklyn, New York 11245, serves as the custodian for the All-Equity Fund. Financial Data Services, Inc., located at 4800 Deer Lake

Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent of the All-Equity Fund. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the All-Equity Fund. FAM Distributors, Inc. (“FAM Distributors”), located at P.O. Box 9081, Princeton, New Jersey 08543-9081, an affiliate of FAM, serves as the distributor and principal underwriter for the ML Fund.

Disciplined Equity Fund. JP Morgan Chase Bank, located at 4 Chase MetroTech, 18th Floor, Brooklyn, New York 11245, serves as the custodian for the Disciplined Equity Fund. Financial Data Services, Inc., located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent of the Disciplined Equity Fund. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the Disciplined Equity Fund. FAM Distributors, located at P.O. Box 9081, Princeton, New Jersey 08543-9081, an affiliate of FAM, serves as the distributor and principal underwriter for the Disciplined Equity Fund.

Large Cap Core Fund. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109, serves as the custodian for the Large Cap Core Fund. Financial Data Services, Inc., located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent of the Large Cap Core Fund. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the Large Cap Core Fund. FAM Distributors, located at P.O. Box 9081, Princeton, New Jersey 08543-9081, an affiliate of FAM, serves as the distributor and principal underwriter for the Large Cap Core Fund.

Combined Fund. Following the Reorganization, the Large Cap Core Fund’s current service providers will service the combined fund, except that after the closing of the transaction between MLIM and BlackRock, it is anticipated that PFPC, Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19809, will serve as the transfer agent of the combined fund. The combined fund will continue to be distributed by FAM Distributors, as co-distributor with the addition of BlackRock Distributors as co-distributor. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the combined fund or its shareholders.

Distribution and Service Fees

All-Equity Fund. The Fund has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. Under the plans, the Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.25% of average daily net assets for Class A Shares, 1.00% of average daily net assets for Class B Shares, 1.00% of average daily net assets for Class C Shares, and 0.50% of average daily net assets for Class R Shares. These fees are used to cover the costs of the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. Class I shares are not subject to distribution or service fees.

Disciplined Equity Fund. The Fund has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. Under the plans, the Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.25% of average daily net assets for Class A Shares, 1.00% of average daily net assets for Class B Shares, and 1.00% of average daily net assets for Class C Shares. These fees are used to cover the costs of the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. Class I shares are not subject to distribution or service fees.

Large Cap Core Fund. The Fund has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. Under the plans, the Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.25% of average daily net assets for Class A Shares, 1.00% of average daily net assets for Class B Shares, 1.00% of average daily net assets for Class C Shares, and 0.50% of the average daily net assets of Class R shares. These fees are used to cover the costs of the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. Class I shares are not subject to distribution or service fees.

Combined Fund. Following the Reorganization, the combined fund will use the Large Cap Core Fund Distribution Plans, as described above.

For more information on each ML Fund’s distribution plans or the Large Cap Core Fund distribution plans, including a complete list of services provided thereunder, see the Large Cap Core Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) or each ML Fund’s prospectus, respectively.

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each of the ML Funds and the Large Cap Core Fund are similar. Shareholders should refer to each of the ML Fund’s prospectus and the Large Cap Core Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. Shareholders should also refer to the Reorganization SAI for additional information regarding the purchase, exchange, redemption and valuation of Large Cap Core Fund shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fee and Expenses” above. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Large Cap Core Fund, which policies and procedures will be used by the combined fund.

Purchasing Shares. Shareholders may purchase shares of the Large Cap Core Fund through a financial adviser, securities dealer, broker, investment adviser, service provider, transfer agent, or other financial intermediary by submitting a purchase order. The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, may charge a processing fee to confirm a purchase. Merrill Lynch generally charges a fee of $5.35.

The minimum initial investment for the Fund is $1,000 for all accounts, except for certain fee-based programs the minimum is $250, and for retirement plans, the minimum is $100. In addition, the minimums for initial investments may be waived under certain circumstances. There is a $50 minimum for all subsequent investments, except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums. The minimums for additional purchases may be waived under certain circumstances.

Exchanging Shares. Large Cap Core Fund shareholders can exchange Class A, Class B, Class C or Class I shares of the Fund for shares of many other funds advised by MLIM or its affiliates (“MLIM/FAM-advised Funds”). Shareholders must have held the shares used in the exchange for at least 15 calendar days before exchanging to another fund. Class A, Class B, Class C and Class I shares of the Fund are generally exchangeable for shares of the same class of another MLIM/FAM advised fund. If the shareholder owns Class I shares and wishes to exchange into a fund in which the shareholder has no Class I shares (and is not eligible to purchase Class I shares), the shareholder will exchange into Class A shares.

Some of the MLIM/FAM advised funds impose a different initial or deferred sales charge schedule. If the shareholder exchanges Class A shares for shares of a fund with a higher initial sales charge than the shareholder originally paid, the shareholder will be charged the difference at the time of exchange. If the shareholder exchanges Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time a shareholder holds Class B or Class C shares in both funds will count when determining the holding period for calculating a deferred sales charge at redemption. If the shareholder exchanges Class A or Class I shares for money market fund shares, the shareholder will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit Cash Reserves Fund.

Although there is currently no limit on the number of exchanges that a shareholder can make, the exchange privilege may be modified or terminated at any time in the future.

Redeeming Shares. The price of a shareholder’s shares is based on the next calculation of net asset value after an order is placed. For a redemption request to be priced at the net asset value on the day of the request, a request must be submitted to the shareholder’s securities dealer or other financial intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a fee of $5.35. No processing fee is charged if a shareholder redeems shares directly through the Transfer Agent. The Funds may reject an order to sell shares under certain circumstances.

A shareholder may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address in the Large Cap Core Fund’s Prospectus. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If a redemption request is made before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing of the proceeds. This delay usually will not exceed ten days. Shareholders may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met.

Shareholders can choose to receive systematic payments from the Fund account either by check or through direct deposit to the shareholder’s bank account on a monthly or quarterly basis. If the shareholder holds Fund shares in a cash management account or retirement account offered by an affiliate of MLIM, the shareholder can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method the shareholder must have dividends automatically reinvested. For Class B and Class C shares the shareholder’s total annual withdrawals cannot be more than 10% per year of the value of the shareholder’s shares at the time the plan is established. The deferred sales charge is waived for systematic redemptions.

Valuation of Shares. When a shareholder buy shares, the shareholder pays the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at the net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining a share price is the next one calculated after a shareholder’s purchase or redemption order is placed. Foreign securities owned by the Large Cap Core Fund may trade on weekends or other days when the Fund does not price their shares. As a result, the Fund’s net asset value may change on days when the shareholder will not be able to purchase or redeem Fund shares.

The Large Cap Core Fund invests primarily in the securities of U.S. issuers or in ADRs of foreign issuers that trade in the U.S. markets. Therefore, the Fund generally prices its securities as of the close of the NYSE based on the closing market prices of the securities. However, if market quotations are not readily available or, in the adviser’s judgment, do not accurately reflect fair value for a security, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Board of Directors has adopted valuation procedures for the Large Cap Core Fund and has delegated the day-to-day responsibility for fair value determinations to the MLIM/FAM’s Valuation Committee. Fair value determinations by MLIM that materially affect the Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board of Directors. In determining whether current market prices are readily available or accurately reflect a security’s fair value, MLIM monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of an issuer’s securities during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

The Large Cap Core Fund’s use of fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Large Cap Core Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be cancelled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B, Class C or Class R shares, and Class R shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class A, Class I and Class R shares will generally be higher than dividends paid on Class B and Class C shares because Class A, Class I and Class R shares have lower expenses.

Following the Reorganization, net asset value will be determined in a manner consistent with the Large Cap Core Fund’s procedures, as described above.

Market Timing

The following discussion describes the market timing policies of the Large Cap Core Fund, which policies will be used by the combined fund.

The Large Cap Core Fund invests primarily in the securities of U.S. issuers or in ADRs of foreign issuers that trade in the U.S. markets. Therefore, the Large Cap Core Fund generally prices its securities as of the close of the NYSE based on the closing market prices of the securities. However, if market quotations are not readily available or, in MLIM’s judgment, do not accurately reflect fair value for a security, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Board has adopted valuation procedures for the Large Cap Core Fund and has delegated the day-to-day responsibility for fair value determinations to MLIM’s Valuation Committee. Fair value determinations by MLIM that materially affect the Large Cap Core Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, MLIM monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Large Cap Core Fund. Those may include events affecting specific issuers (for example, a halt in trading of an issuer’s securities during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

The Large Cap Core Fund’s use of fair value pricing is designed to ensure that the Large Cap Core Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by the Large Cap Core Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the ML Funds may be found in the ML Funds’ current prospectuses. Financial highlights tables for the existing share classes of the Large Cap Core Fund may be found in the Large Cap Core Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement. The All-Equity Fund Prospectus and the Disciplined Equity Fund Prospectus are available upon request.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, each of the ML Funds will transfer substantially all of its assets and certain stated liabilities to the Large Cap Core Fund in exchange for Class A, Class B, Class C, Class I and Class R shares of the Large Cap Core Fund. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of the Large Cap Core Fund issued to each of the ML Funds will have an aggregate net asset value equal to the aggregate net asset value of each of the ML Funds shares outstanding immediately prior to the Reorganization. Upon receipt by each of the ML Funds of the shares of the Large Cap Core Fund, each of the ML Funds will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), All Equity Fund will be terminated as a series of Strategy Series and Disciplined Equity Fund will be dissolved, each pursuant to applicable state law. The Disciplined Equity Fund will also be deregistered as an investment company under the 1940 Act.

The distribution of Large Cap Core Fund shares to each of the ML Funds’ shareholders will be accomplished by opening new accounts on the books of the Large Cap Core Fund in the names of each of the ML Funds’ shareholders and transferring to those shareholder accounts the shares of the Large Cap Core Fund. Such newly-opened accounts on the books of the Large Cap Core Fund will represent the respective pro rata number of shares of the same or a similar class of the Large Cap Core Fund that each of the ML Funds receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, each of ML Funds’ shareholders will own the same or a similar class of shares of the Large Cap Core Fund having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s ML Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either the ML Funds’ nor Large Cap Core Fund’s net asset value. However, as a result of the Reorganization, a shareholder of either of the ML Funds or the Large Cap Core Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds. In addition, the Reorganization of one ML Fund is not dependent on the consummation of the Reorganization of the other ML Fund.

No sales charge or fee of any kind will be assessed to the ML Fund shareholders in connection with their receipt of shares of the Large Cap Core Fund in the Reorganization, although shareholders who receive Class B and C (and, under certain circumstances, Class A shares) in the Reorganization will continue to be subject to a contingent deferred sales charge if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any contingent deferred sales charge applicable to shares of the Large Cap Core Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from each of the ML Funds or (ii) the shares were purchased from any other MLIM/FAM-advised Fund and subsequently were exchanged for shares of either of the ML Funds. Redemptions made after the Reorganization may be subject to contingent deferred sales charges and/or redemption fees.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Large Cap Core Fund will acquire all of the assets and certain stated liabilities of each of the ML Funds on the Closing Date in consideration for shares of the Large Cap Core Fund.

On the Closing Date, each of the ML Funds will transfer to the Large Cap Core Fund all of its assets in exchange solely for Class A, Class B, Class C, Class I and Class R Shares of the Large Cap Core Fund that are equal in value to the value of the net assets of each of the ML Funds transferred to the Large Cap Core Fund as of the Closing Date, as determined in accordance with the Large Cap Core Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Large Cap Core Fund of certain stated liabilities of each of the ML Funds provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, each of the ML Funds will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Each of the ML Funds expects to distribute the shares of the Large Cap Core Fund to the shareholders of each of the ML Funds promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of each of the ML Funds will be redeemed in accordance with Maryland law. Thereafter, each of the ML Funds will be terminated or dissolved under Maryland law and the Disciplined Equity Fund will terminate its registration as an investment company under the 1940 Act.

The Large Cap Core Fund and each the ML Funds have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by each of the ML Funds’ shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Large Cap Core Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by each of the ML Funds to distribute all of their undistributed net investment income and net capital gains; and

•	the receipt of a ruling from the Internal Revenue Service and, if such ruling is not received prior to the Closing Date, opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of each of the ML Funds.

Each of the ML Funds’ Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of each of ML Funds’ shareholders (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of each of the ML Funds will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by each of the ML Funds’ Boards with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of each of the ML Funds and the Large Cap Core Fund are similar. See “Comparison of the ML Funds and the Large Cap Core Fund—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will remain comparable to those of the shareholders’ current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of the combined fund.

•	The expectation that the combined fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the combined fund should permit the combined fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger combined fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

•	The expectation that the combined fund will have net operating expenses below those of each of the ML Funds prior to the Reorganization after taking into account contractual and/or voluntary fee waivers.

Shareholders of each class of each of the ML Funds are expected to experience lower net operating expenses in the combined fund than they had in each of the ML Funds prior to the Reorganization after taking into account contractual and/or voluntary fee waivers. See “Summary—Fees and Expenses.”

•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free transfer of the assets and certain stated liabilities of each of the ML Funds in exchange for shares of the Large Cap Core Fund. Shareholders will receive Large Cap Core Fund shares equivalent to the aggregate net asset value of their ML Fund shares, and will pay no federal income tax on the transaction.

•	The relative performance histories of each Fund.

The Boards reviewed the relative performance of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. Because the combined fund will most closely resemble the Large Cap Core Fund, the Large Cap Core Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the Large Cap Core Fund at the closing of the Reorganization.

•	The costs associated with the Reorganization will be absorbed by MLIM or its affiliates and will not be borne by shareholders (except that shareholders will pay the brokerage or trading expenses of securities sold prior to the Reorganization).

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by MLIM or its affiliates. Shareholders will not have to pay any sales charge (including any CDSC) on the Large Cap Core Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their ML Fund shares will carry over to the Large Cap Core Fund shares they receive in the Reorganization.

In addition, the Board also considered the following factor in connection with approving the Reorganization:

•	The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

The new BlackRock investment management organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually, enhancing the new BlackRock’s market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

For these and other reasons, each ML Fund Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the ML Fund and its shareholders. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight to various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of each of the ML Funds as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the ML Funds and the Large Cap Core Fund receive a ruling from the Internal Revenue Service and, if such ruling is not received prior to the Closing Date, an opinion from Sidley Austin LLP, counsel to the Large Cap Core Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Large Cap Core Fund and each of the ML Funds each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the All-Equity Fund upon the receipt of assets from the Underlying Funds in which it has invested in complete redemption of its investments in such Underlying Funds.

•	No gain or loss will be recognized by an Underlying Fund on a distribution of assets to the All-Equity Fund in redemption of its interest in such Underlying Fund.

•	The tax basis of the assets acquired by the All-Equity Fund will be the same as the tax basis of the All-Equity Fund’s interest in the relevant Underlying Fund immediately before the distribution, reduced by the amount of any money received.

•	The holding period of the assets in the hands of the All-Equity Fund will include the period during which those assets were held by the respective Underlying Fund.

•

No gain or loss will be recognized by either of the ML Funds or by the Large Cap Core Fund upon the transfer of all of the assets of the respective ML Funds to the Large Cap Core Fund solely in exchange for the shares of the Large Cap Core Fund and the assumption by the Large Cap Core Fund of certain stated liabilities of each of the ML Funds, or upon the distribution of the shares of the Large Cap Core Fund by each of the ML Funds to their shareholders in the subsequent liquidation.

•	No gain or loss will be recognized by a shareholder of either ML Fund who exchange all of his, her or its shares of such ML Fund solely for the shares of the Large Cap Core Fund pursuant to the Reorganization.

•	The aggregate tax basis of the shares of the Large Cap Core Fund received by a shareholder of a ML Fund pursuant to the Reorganization (including any fractional share) will be the same as the aggregate tax basis of the shares of the ML Fund surrendered in exchange therefor.

•	The holding period of the shares of the Large Cap Core Fund received by a shareholder of a ML Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the ML Fund surrendered in exchange therefor.

•	The Large Cap Core Fund’s tax basis in assets of either ML Fund received by the Large Cap Core Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of that ML Fund immediately prior to the Reorganization.

•	The holding period for the assets of each of the ML Funds in the hands of the Large Cap Core Fund will include the period during which those assets were held by the respective ML Fund.

•	Neither Large Cap Core Fund nor Master Large Cap Core Portfolio will recognize gain or loss on the transfer by Large Cap Core Fund of the ML Fund assets received to Master Large Cap Core Portfolio in exchange for beneficial interests in Master Large Cap Core Portfolio.

•	The Large Cap Core Fund’s tax basis in the Master Large Cap Core Portfolio beneficial interests received in exchange for assets transferred by the Large Cap Core Fund will equal its basis in the assets transferred.

•	The tax basis of the Large Cap Core Fund’s assets in the hands of Master Large Cap Core Portfolio will be the same as their tax basis in the hands of the Large Cap Core Fund.

•	The Large Cap Core Fund’s holding period in the Master Large Cap Core Portfolio beneficial interests received in exchange for Large Cap Core Fund’s assets will include its holding period for the assets transferred.

•	Master Large Cap Core Portfolio’s holding period for the assets received from the Large Cap Core Fund will include the Large Cap Core Fund’s holding period for such assets.

In addition, prior to the Reorganization, the All-Equity Fund will receive a distribution in-kind of securities from each Underlying Fund in which it has invested, in complete liquidation of its interests in that Underlying Fund. It is a condition to closing the Reorganization that the All-Equity Fund and the Large Cap Core Fund receive a ruling from the Internal Revenue Service and, if the ruling is not received by the Closing Date, an opinion of Sidley Austin LLP, in each case to the effect that the distribution will not result in recognition of gain or loss to the All-Equity Fund or Underlying Fund, and that the distributed assets will have an aggregate tax basis equal to the All Equity Fund’s basis in its interest in the Underlying Fund (reduced by the amount of any money received), and a holding period that includes the period each asset was held by the Underlying Fund.

The opinion of Sidley Austin LLP, if required, will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Large Cap Core Fund and each of the ML Funds and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Large Cap Core Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each of the ML Funds and their shareholders.

Prior to the Closing Date, each of the ML Funds will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to their shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of each of the ML Funds may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the applicable ML Funds’ basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the applicable ML Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The Large Cap Core Fund will succeed to the capital loss carryforwards of each of the ML Funds, which will be subject to the limitations described below. Each of the ML Funds have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, each of the ML Funds will undergo an “ownership change” for tax purposes (because each of the ML Funds is significantly smaller than the Large Cap Core Fund), and accordingly, the capital loss carryforwards of each of the ML Funds will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally the product of the net asset value of each of the ML Funds immediately prior to the ownership change and a rate established by the IRS for the month of the Closing Date of the Reorganization (for example, such rate is 4.26% for April, 2006)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carry forward limit, as measured from the date of recognition. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards attributable to another Fund.

If the Reorganization were not to occur, the All-Equity Fund, which has net assets of approximately $42 million, would have approximately $22 million of capital loss carryforwards and the Disciplined Equity Fund, which has net assets of approximately $29 million, would have approximately $5 million of capital loss carryforwards; these capital loss carryforwards would be available to offset future capital gains, without creating any tax liability, until those losses expire over a period of approximately two to eight years. If the Reorganization were to occur, the capital loss carryforwards of the All-Equity Fund and Disciplined Equity Fund, limited, however, to approximately $12 million ($7 million and $5 million, respectively) would be available to offset future capital gains of the combined fund (except that the built-in-gains attributable to any one fund may not be offset by the capital loss carryforwards attributable to any other fund) only in an amount equal to approximately which has net assets of approximately $29 million, would have approximately $5 million of capital loss carryforwards; these capital loss carryforwards would be available to offset future capital gains, without creating any tax liability, until those losses expire over a period of approximately two to eight years. If the Reorganization were to occur, the capital loss carryforwards of the All-Equity Fund and Disciplined Equity Fund, limited, however, to approximately $12 million ($7 million and $5 million, respectively) would be available to offset future capital gains of the combined fund (except that the built-in-gains attributable to any one fund may not be offset by the capital loss carryforwards attributable to any other fund) only in an amount equal to approximately $3 million per year prior to the expiration of those losses over the next two to seven years. The remaining $14 million of losses attributable to the All-Equity Fund would expire unused. The combined fund after the Reorganization would have net assets of approximately $3 billion. All of the above numbers are based on data as of February 28, 2006, and such numbers will change based on, among other things, future performance and the actual date of the Reorganization.

Shareholders of each of the ML Funds may redeem their shares or exchange their shares for shares of certain other funds distributed by FAM Distributors at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

MLIM or its affiliates will pay for the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs. MLIM or its affiliates will bear the direct and indirect expenses incurred by each of the Funds in connection with the purchase and sale of assets and liquidation and dissolution of each of the Funds, including all direct and indirect expenses and out-of-pocket costs (excluding any brokerage or trading expenses of securities sold by a Fund prior to the Reorganization).

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither of the ML Funds nor the Large Cap Core Fund will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Large Cap Core Fund will establish an account for each of the ML Funds’ shareholders containing the appropriate number of shares of the Large Cap Core Fund. Shareholders of the each of the ML Funds who are accumulating either of the ML Funds’ shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to each of the ML Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the Large Cap Core Fund received in the Reorganization through similar plans maintained by the Large Cap Core Fund.

It will not be necessary for shareholders of each of the ML Funds to whom certificates have been issued to surrender their certificates. Upon dissolution of each the ML Funds, such certificates will become null and void. Generally, no certificates for the Large Cap Core Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the Large Cap Core Fund will be passed on by Sidley Austin LLP, which serves as counsel to the Large Cap Core Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of October 31, 2005: (i) the unaudited capitalization of each of the ML Funds; (ii) the unaudited capitalization of the Large Cap Core Fund; and (iii) the unaudited pro forma combined capitalization of the Large Cap Core Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Shares Outstanding	NAV
All-Equity Fund
Class A	$573,908	66,333	$8.65
Class B	$10,486,008	1,263,182	$8.30
Class C	$14,520,899	1,750,003	$8.30
Class I	$15,976,378	1,826,561	$8.75
Class R	$90,991	10,712	$8.49

Total	$41,648,184

Disciplined Equity Fund*
Class A	$9,156,188	862,772	$10.61
Class B	$11,366,100	1,126,158	$10.09
Class C	$4,922,124	487,965	$10.09
Class I	$2,619,519	242,948	$10.78

Total	$28,063,931

Large Cap Core Fund
Class A	$629,682,419	48,382,179	$13.01
Class B	$446,242,276	35,889,965	$12.43
Class C	$737,062,637	59,288,768	$12.43
Class I	$601,378,310	45,545,231	$13.20
Class R	$46,378,820	3,656,479	$12.68

Total	$2,460,744,462

Combined Fund
Class A	$639,412,515	49,129,799	$13.01
Class B	$468,094,384	37,647,466	$12.43
Class C	$756,505,660	60,852,753	$12.43
Class I	$619,974,207	46,953,587	$13.20
Class R	$46,469,811	3,663,653	$12.68

Total	$2,530,456,577

*	The Disciplined Equity Fund does not issue Class R Shares.

Shareholder Information

As of June 2, 2006, there were 4,308,019 shares of the All-Equity Fund outstanding. As of such date, the Directors and officers of the All-Equity Fund as a group owned less than 1% of the shares of the All-Equity Fund. As of May 12, 2006, no person was known by the All-Equity Fund to own beneficially or of record 5% or more of any class of shares of the All-Equity Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of All-Equity Fund	% of Combined Fund Post-Closing
Merrill Lynch Trust Company* Trustee for the beneficial owner Heitman Employees Advantage Retirement Trust 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	16.48%	0.36%	0.00%

Walter F. Bagdzinski, Trustee U/W Walter J. Bagdzinski 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	11.28%	0.24%	0.00%

Walter F. Bagdzinski and Christine J. Bagdzinski 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	7.16%	0.15%	0.00%

Merrill Lynch Trust Company* Trustee for the beneficial owner Coca Cola Stock Fund 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	75.65%	29.88%	0.37%

Merrill Lynch Trust Company* Trustee for the beneficial owner Merrill Lynch 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	8.74%	3.45%	0.04%

Frontier Trust Company FSB* TTE For the beneficial owner Jens Construction Corp. 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	93.40%	0.00%	0.00%

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

As of June 2, 2006, there were 2,445,855 shares of the Disciplined Equity Fund outstanding. As of June 2, 2006, the Directors and officers of the Disciplined Equity Fund as a group owned less than 1% of the outstanding shares of the Disciplined Equity Fund. As of May 12, 2006, no person was known by the Disciplined Equity Fund to own beneficially or of record 5% or more of any class of shares of the Disciplined Equity Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Disciplined Equity Fund	% of Combined Fund Post-Closing
Merrill Lynch Trust Co., FSB* Trustee for the beneficial owner Pennie & Edmonds 401(k) Plan 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	10.74%	3.93%	0.03%

Gidon D. Stern IRRA For the beneficial owner Gidon D. Stern 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	9.21%	3.37%	0.03%

Name & Address	Class; Type of Ownership	% of Class	% of Disciplined Equity Fund	% of Combined Fund Post-Closing
Merrill Lynch Trust Co., FSB* Trustee for the beneficial owner Pennie & Edmonds 401(k) Plan 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	6.75%	2.47%	0.02%

Merrill Lynch Trust Co., FSB* Trustee for the beneficial owner Pennie & Edmonds Profit Sharing Plan 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	6.22%	2.28%	0.02%

Frontier Trust Company FSB* Trustee for the beneficial owner Technical Field & Engineering 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	5.88%	2.15%	0.02%

H Dwight Byrd 800 Scudders Mill Road Plainsboro, NJ 08536	Class C	5.24%	0.89%	0.01%

Citigroup Global Markets, Inc. 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	15.15%	1.50%	0.01%

Merrill Lynch Trust Co., FSB* Trustee for the beneficial owner Merrill Lynch 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	12.92%	1.27%	0.01%

Merrill Lynch Trust Co., FSB* Trustee for the beneficial owner Merrill Lynch International 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	11.81%	1.17%	0.01%

Merrill Lynch International Defferred Comp Plan Hedging Equity Finance & SWAPS 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	9.67%	0.95%	0.01%

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

As of June 2, 2006, there were 244,401,159 shares of the Large Cap Core Fund outstanding. As of June 2, 2006, the trustees and officers of the Large Cap Core Fund as a group owned less than 1% of the outstanding shares of the Large Cap Core Fund. As of May 12, 2006, no person was known by the Large Cap Core Fund to own beneficially or of record 5% or more of any class of shares of the Large Cap Core Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Large Cap Core Fund	% of Combined Fund Post-Closing
Merrill Lynch Trust Co., FSB* Trustee for the beneficial owner Merrill Lynch 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	10.22%	2.64%	2.61%

Hartford Life Insurance Company 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	8.21%	0.20%	0.20%

*	The Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

Shareholder Rights and Obligations

While each of the ML Funds and the Large Cap Core Fund are different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the Large Cap Core Fund to be distributed to shareholders of each of the ML Funds will generally have the same legal characteristics as the shares of each of the ML Funds with respect to such matters as voting rights, accessibility, and transferability.

Each of the ML Funds and the Large Cap Core Fund are different companies. The authorized capital stock of Strategy Series allocated to the All-Equity Fund consists of 833,333,333 shares of common stock having a par value of $0.0001 per share, of which it is authorized to issue approximately 166,666,667 shares of each of Class A, Class B, Class C, Class I and Class R shares. The authorized capital stock of the Disciplined Equity Fund consists of 400,000,000 shares of common stock having a par value of $0.10 per share, of which it is authorized to issue 100,000,000 shares of each of Class A, Class B, Class C and Class I shares. The authorized capital stock of the Large Cap Core Fund consists of 700,000,000 shares of common stock having a par value of $0.10 per share, of which it is authorized to issue 100,000,000 shares of Class A, 200,000,000 shares of Class B, 200,000,000 shares of Class C, 100,000,000 shares of Class I and 100,000,000 shares of Class R. Each of the ML Fund Boards and the Large Cap Core Fund Board may, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The Large Cap Core Fund currently offers five classes of shares (Class A, Class B, Class C, Class I and Class R), and, in connection with the Reorganization, will continue to offer those five classes.

Each of the ML Funds and the Large Cap Core Fund will continue indefinitely until terminated.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Large Cap Core Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the Large Cap Core Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of each of the ML Funds have substantially similar voting rights.

There are no preemptive rights in connection with shares of either of the ML Funds or the Large Cap Core Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Large Cap Core Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

The foregoing is only a summary of certain rights of shareholders under the organizational documents governing each of the ML Funds and the Large Cap Core Fund and applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

Each of the ML Funds and the Large Cap Core Fund do not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. In the event the Reorganization is not completed, neither ML Funds intends to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of either of the ML Funds should send such proposal to the Secretary of either of the ML Funds, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Large Cap Core Fund should send such proposal to the Secretary of the Large Cap Core Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made on behalf of each of the ML Funds and each of the ML Funds’ Boards primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about June 23, 2006. Each of the ML Funds’ shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of each of the ML Funds and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. Each of the ML Funds has retained Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Each of ML Funds’ shareholders may receive a telephone call from Computershare asking them to vote. The proxy solicitation expenses in connection with the Reorganization are estimated to be approximately $7,700 for the All-Equity Fund and $5,600 for the Disciplined Equity Fund, all of which will be borne by MLIM or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of each of the ML Funds. Representatives of MLIM and its affiliates and other representatives of each of the ML Funds may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-752-6486.

Computershare and its agents will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the ML Funds into the Large Cap Core Fund and the solicitation of proxies by and on behalf of each of the ML Funds’ Boards for use at the Special Meeting of shareholders of the ML Funds. The Special Meeting will be held on Tuesday, August 15, 2006 at 9:00 a.m., Eastern time, at the offices of MLIM at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment.

As of June 2, 2006, the All-Equity Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	88,640
B	1,092,819
C	1,451,094
I	1,675,246
R	220

As of June 2, 2006, the Disciplined Equity Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	877,617
B	910,326
C	423,973
I	233,939

Only shareholders of record on June 2, 2006 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by each ML Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such fund, voting together as a single class. Each of the ML Funds’ Boards has fixed the close of business on June 2, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Each of the ML Funds’ shareholders on the Record Date is entitled to one vote for each share held, with no shares having cumulative voting rights.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the ML Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. Each of the ML Funds’ Boards does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

With respect to each ML Fund, one-third of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments or postponements of the Special Meeting on behalf of each of the ML Funds without further notice to permit further solicitation of proxies, provided such persons determine that an adjournment or postponement and additional solicitation are reasonable and in the interest of the shareholders of each of the ML Funds, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment or postponement will require the affirmative vote of the holders of a majority of the shares of each of the ML Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those Proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment or postponement, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment or postponement, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of each of the ML Funds, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Special

Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the Reorganization proposal. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Manner of Voting

Each of the ML Funds’ shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of their respective ML Fund, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-888-723-9115 toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

Internet Voting. To vote over the internet, please log on to www.vote.proxy-direct.com and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy card by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each of the ML Funds believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the Special Meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

June 14, 2006

APPENDIX A

INVESTMENT RESTRICTIONS

Merrill Lynch All-Equity Fund

The Fund may not:

1. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

2. Make investments for the purpose of exercising control or management. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4. Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Corporation’s Registration Statement, as it may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Corporation by the Securities and Exchange Commission.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that (i) each Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law. No Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by a Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Corporation’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Corporation’s Registration Statement.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more that 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Corporation has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors of the Corporation are not subject to the limitations set forth in this investment restriction.

(d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

(e) With respect to the Merrill Lynch All-Equity Fund, materially change the strategic target allocation of 100% of assets in equity securities (with a range of 95%-100%) and 0% in fixed-income securities and cash equivalents (with a range of 0%-5%), unless the Fund provides shareholders with at least 60 days’ prior written notice of such change.

Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (1) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International Index as a guide to identify industries.

Merrill Lynch Disciplined Equity Fund, Inc.

The Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan; (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that the Fund (i) may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

(b) Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and Statement of Additional Information and by applicable law.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer of a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that the Fund (a) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund’s exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowings exceed 5% of its total assets.

(e) Change its policy of investing, under normal circumstances, at least 80% of its assets in equity securities, as defined in the Prospectus, unless the Fund provides shareholders with at least 60 days’ prior written notice of such change.

In addition, as a non-fundamental investment policy, which may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restriction (1) treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

Merrill Lynch Large Cap Core Fund

The Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) a Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by each Fund’s investment policies as set forth in the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time a Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Funds currently do not intend to engage in short sales, except short sales “against the box”.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that a Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Funds from purchasing securities on margin. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging a Fund. Such leveraging or borrowing increases a Fund’s exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. A Fund will not purchase securities while borrowing exceeds 5% of its total assets.

(e) Change its policy of investing, under normal circumstances, at least 80% of its assets in equity securities of large cap companies, as defined in the Prospectus, unless the Fund provides shareholders with at least 60 days prior written notice of such change.

Except with respect to restriction (7) above, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the Funds use the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

In addition, as a non-fundamental policy that may be changed by the Board of Directors and to the extent required by the Commission or its staff, each Fund will, for purposes of fundamental investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of June, 2006, by and among Merrill Lynch Large Cap Series Funds, Inc., a registered investment company and a Maryland corporation (the “Acquiring Corporation”), with respect to Merrill Lynch Large Cap Core Fund, a separate series of the Acquiring Corporation (the “Acquiring Fund”), Master Large Cap Series Trust, a registered investment company and a Delaware statutory trust (“Master Trust”), Merrill Lynch Strategy Series, Inc., a registered investment company and a Maryland Corporation (the “Strategy Series”), with respect to Merrill Lynch Strategy All-Equity Fund, a separate series of Strategy Series (“All-Equity”),- and Merrill Lynch Disciplined Equity Fund, Inc., a registered investment company and a Maryland Corporation (“Disciplined Equity,” and, with All-Equity, the “Target Funds” and each, a “Target Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of each Target Fund in exchange for Class A, Class B, Class C, Class I and Class R shares, respectively, as applicable, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of each Target Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of each Target Fund and the termination, dissolution and complete liquidation of each Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The consummation of one Target Fund Reorganization is not dependent upon the consummation of the Reorganization of the other Target Fund. Each Target Fund’s rights and obligations under this Agreement are separate from those of the other Target Fund.

WHEREAS, All-Equity is a “fund of funds.” In order to effect the Reorganization, All-Equity will redeem in kind its pro rata portion of the assets of the underlying funds in which it invests, and those assets will be acquired by the Acquiring Fund in the Reorganization.

WHEREAS, As promptly as practical after the consummation of the Reorganization, all outstanding shares of capital stock of each Target Fund shall be redeemed in accordance with the laws of the State of Maryland. Thereafter, the Target Fund will dissolve under Maryland law and terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

WHEREAS, the Acquiring Corporation is a “feeder” fund that invests all of its assets in the Master Trust, the Acquiring Fund is a separate series of the Acquiring Corporation and invests all of its assets in Master Large Cap Core Portfolio, a series of the Master Trust, All-Equity is a separate series of Strategy Series, and the Acquiring Corporation, Master Trust, Strategy Series, and Disciplined Equity are open-end, registered management investment companies within the meaning of the 1940 Act; and the Target Funds own securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Funds are properly treated as a “regulated investment company” under Subchapter M of the Code and the Master Trust is managed to allow the Acquiring Fund to qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Corporation is authorized to issue shares of common stock of the Acquiring Fund;

WHEREAS, The Board of Trustees of the Master Trust and the Board of Directors of the Acquiring Corporation (on behalf of the Acquiring Fund) have determined that the Reorganization is in the best interests of the Master Trust and the Acquiring Fund, respectively, and that the interests of the existing shareholders of the Master Large Cap Core Portfolio and the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Directors of Strategy Series, on behalf of All-Equity, has determined that the Reorganization is in the best interests of All-Equity and that the interests of the existing shareholders of All-Equity will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Directors of Disciplined Equity has determined that the Reorganization is in the best interests of Disciplined Equity, and that the interests of the existing shareholders of Disciplined Equity will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUNDS’ STATED LIABILITIES AND LIQUIDATION OF THE TARGET FUNDS

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Funds agree to convey, transfer and deliver the assets of the Target Funds described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Fund agrees: (a) to deliver to each Target Fund the number of full and fractional shares of each corresponding class of Acquiring Fund, determined by dividing: (i) the aggregate value of each Target Fund’s assets, net of certain stated liabilities of each Target Fund, attributable to each share class of each Target Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of each Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of each Target Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of each Target Fund; Class B shares of the Acquiring Fund correspond to Class B shares of each Target Fund; Class C shares of the Acquiring Fund correspond to Class C shares of each Target Fund; Class I shares of the Acquiring Fund correspond to Class I shares of each Target Fund; and Class R shares of the Acquiring Fund correspond to Class R shares of All-Equity. Disciplined Equity does not issue Class R shares.

1.2 ASSETS TO BE ACQUIRED. The assets of each Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by each Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to each Target Fund, any deferred or prepaid expenses shown as an asset on the books of each Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than each Target Fund’s rights under this Agreement (the “Assets”). All-Equity, in connection with the Reorganization, will redeem its respective holdings in the underlying investment companies (the “Underlying Funds”) in which it invests and will receive a pro rata portion of the securities held by the Underlying Funds equal to its proportional ownership of each Underlying Fund.

Each Target Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of each Target Fund’s portfolio securities and other investments and (b) a list of each Target Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by each Target Fund prior to the date of the approval of the Reorganization by the Board of Directors of Strategy Series on behalf of All-Equity, and the Board of Directors of Disciplined Equity, and (ii) those assets that were acquired subsequent to such board approval but in accordance with each Target Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, within 3 days prior to the Closing Date, furnish each Target Fund with a list of the securities and other instruments, if any, on each Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies and restrictions. If requested by the Acquiring Fund, each Target Fund will dispose of securities and other instruments on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of each Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, each Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After each Target Fund furnishes the Acquiring Fund with the list described above, each Target Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require either Target Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Board of Directors of Disciplined Equity, or in the reasonable judgment of the Board of Directors of Strategy Series on behalf of All-Equity, or of the investment adviser of the respective Target Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the respective Target Fund and (b) nothing will permit either Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Corporation’s Board of Directors on behalf of the Acquiring Fund or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the respective Target Fund.

1.3 LIABILITIES TO BE ASSUMED. Each Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of a Target Fund set forth in either Target Fund’s statement of assets and liabilities as of the Closing Date delivered by either Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of either Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Acquiring Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date; (ii) Disciplined Equity or Strategy Series shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date; and (iii) the Master Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date each Target Fund will distribute in complete liquidation of such Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by such Target Fund. Upon completion of the distribution of all of the Acquiring Fund shares in accordance with the prior sentence, each Target Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of each Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of each Target Fund’s shares. All issued and outstanding shares of each Target Fund will, simultaneously with the liquidation, be cancelled on the books of each Target Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of Target Fund shares on the books of that Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of either Target Fund, including, without limitation, the responsibility for the filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of that Target Fund, Strategy Series, on behalf of All-Equity, or the Acquiring Corporation on behalf of the Acquiring Fund.

1.9 TERMINATION AND DISSOLUTION. Each Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Maryland and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to each Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the appropriate Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY CORPORATION. The Acquiring Corporation shall take all actions expressed herein as being the obligations of the Acquiring Corporation on behalf of the Acquiring Fund. Disciplined Equity or Strategy Series shall take all actions expressed herein as being the obligations of either Target Fund on behalf of that Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date after the payment of the dividends pursuant to Section 7.3, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed on the Closing Date using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on August 25, 2006, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP at 787 Seventh Avenue, New York, NY, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Each Target Fund shall instruct its Custodian, State Street Bank and Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by each Target Fund. Each Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, Brown Brothers Harriman & Co., for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by each Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. Each Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by each Target Fund shall be transferred and delivered by each Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or each Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or each Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. Each Target Fund shall instruct its transfer agent, Financial Data Services, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to each Target Fund, or provide evidence reasonably satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to the relevant Target Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If a Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF DISCIPLINED EQUITY. Disciplined Equity represents and warrants to the Acquiring Corporation, the Acquiring Fund and the Master Trust as follows:

(a) Disciplined Equity is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. Disciplined Equity is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on Disciplined Equity. Disciplined Equity has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on Disciplined Equity.

(b) Disciplined Equity is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. Disciplined Equity is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to Disciplined Equity, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to Disciplined Equity, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by Disciplined Equity with respect to Disciplined Equity for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) Disciplined Equity’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Disciplined Equity is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by Disciplined Equity, will not result in the violation of Maryland law or any provision of Disciplined Equity’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which Disciplined Equity is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by Disciplined Equity result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Disciplined Equity is a party or by which it is bound.

(f) Disciplined Equity has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to Disciplined Equity’s knowledge threatened against Disciplined Equity or any of its properties or Assets which, if adversely determined, would materially and adversely affect Disciplined Equity’s financial condition, the conduct of its business or which would prevent or hinder the ability of Disciplined Equity to carry out the transactions contemplated by this Agreement. Disciplined Equity knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of Disciplined Equity as of May 31, 2005 for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund and Master Trust) fairly reflect the financial condition and the results of operations of Disciplined Equity as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of Disciplined Equity whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of Disciplined Equity for the six months ended November 30, 2005 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by Disciplined Equity, and such statements (true and complete copies of which have been furnished to the Acquiring Fund and the Master Trust) fairly reflect the financial condition and the results of operations of Disciplined Equity as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of Disciplined Equity whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of Disciplined Equity as reflected in the audited financial statements for the fiscal year ended May 31, 2005, or the unaudited financial statements for the six months ended November 30, 2005, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Disciplined Equity shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in Disciplined Equity’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of Disciplined Equity, or any incurrence by Disciplined Equity of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of Disciplined Equity due to declines in the value of Disciplined Equity’s assets, the discharge of Disciplined Equity’s liabilities or the redemption of Disciplined Equity’s shares by Disciplined Equity’s Shareholders shall not constitute a material adverse change.

(j) Since May 31, 2005 and November 30, 2005, there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Disciplined Equity other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of Disciplined Equity granted by or on behalf of Disciplined Equity to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for Disciplined Equity; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of Disciplined Equity, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of Disciplined Equity for borrowed money or any commitment to borrow money by or on behalf of Disciplined Equity; (v) any amendment of Disciplined Equity’s organizational documents in a manner materially affecting Disciplined Equity; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of Disciplined Equity other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of Disciplined Equity required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of Disciplined Equity’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) Disciplined Equity has authorized capital stock consisting of 400,000,000 shares of common stock having a par value of $0.10 per share, of which it is authorized to issue approximately 100,000,000 shares of each of Class A, Class B, Class C, and Class I shares. As of June 2, 2006, there were outstanding 2,445,855 shares of Disciplined Equity, and no shares of Disciplined Equity were held in the treasury of Disciplined Equity. All issued and outstanding shares of common stock of Disciplined Equity have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of Disciplined Equity will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of Disciplined Equity’s transfer agent as provided in paragraph 3.4. Disciplined Equity has no outstanding options, warrants or other rights to subscribe for or purchase any of Disciplined Equity’s shares and has no outstanding securities convertible into any of Disciplined Equity’s shares.

(m) At the Closing Date, Disciplined Equity will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of Disciplined Equity, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Disciplined Equity has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of Disciplined Equity. Subject to approval by Disciplined Equity Shareholders, this Agreement constitutes a valid and binding obligation of Disciplined Equity, enforceable in accordance with its terms and no other corporate action or proceedings by Disciplined Equity are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by Disciplined Equity for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) Disciplined Equity has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the approval of this Agreement by Disciplined Equity’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by Disciplined Equity of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of Disciplined Equity as described in paragraph 4.1(r) is required for the consummation by Disciplined Equity of the transactions contemplated by this Agreement.

(r) Disciplined Equity has called a special meeting of its Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 15, 2006 (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF ALL-EQUITY. Strategy Series, on behalf of All-Equity, represents and warrants to the Acquiring Corporation and the Master Trust as follows:

(a) Strategy Series is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. All-Equity is a legally designated, separate series of Strategy Series. Strategy Series is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on All-Equity. Strategy Series, on behalf of All-Equity, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on All-Equity.

(b) Strategy Series is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. Strategy Series is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to All-Equity.

(c) The Registration Statement as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to Strategy Series and All-Equity, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to Strategy Series and All-Equity, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by Strategy Series with respect to Strategy Series and All-Equity for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) Strategy Series’ prospectus, statement of additional information and shareholder reports, relating to All-Equity, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) All-Equity is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by Strategy Series on behalf of All-Equity will not result in the violation of Maryland law or any provision of Strategy Series’ articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which Strategy Series (with respect to All-Equity) or All-Equity is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by Strategy Series on behalf of All-Equity, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Strategy Series or All-Equity is a party or by which it is bound.

(f) Neither of Strategy Series nor All-Equity have any material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to Strategy Series’ knowledge threatened against All-Equity or any of its properties or Assets which, if adversely determined, would materially and adversely affect Strategy Series or All-Equity’s financial condition, the conduct of its business or which would prevent or hinder the ability of All-Equity to carry out the transactions contemplated by this Agreement. All-Equity knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of All-Equity as of December 31, 2005 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of All-Equity as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of All-Equity whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of All-Equity as reflected in the audited financial statements for the fiscal year ended December 31, 2005, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of All-Equity shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(h) above, there has been no material adverse change in All-Equity’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of All-Equity, or any incurrence by All-Equity of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.2(i), a decline in the net asset value of All-Equity due to declines in the value of All-Equity’s assets, the discharge of All-Equity’s liabilities or the redemption of All-Equity’s shares by All-Equity’s Shareholders shall not constitute a material adverse change.

(j) Since December 31, 2005 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of All-Equity other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of All-Equity granted by or on behalf of All-Equity to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for All-Equity; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of All-Equity, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of All-Equity for borrowed money or any commitment to borrow money by or on behalf of All-Equity; (v) any amendment of Strategy Series’ organizational documents in a manner materially affecting Strategy Series or All-Equity; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of All-Equity other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of All-Equity required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of All-Equity’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) Strategy Series has authorized capital stock allocated to All-Equity consisting of 833,333,333 shares of common stock having a par value of $0.0001 per share, of which it is authorized to issue approximately 166,666,667 shares of each of Class A, Class B, Class C, Class I and Class R shares. As of June 2, 2006, there were outstanding 4,308,019 shares of All-Equity, and no shares of All-Equity were held in the treasury of Strategy Series. All issued and outstanding shares of common stock of All-Equity have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of All-Equity will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of All-Equity’s transfer agent as provided in paragraph 3.4. All-Equity has no outstanding options, warrants or other rights to subscribe for or purchase any of All-Equity’s shares and has no outstanding securities convertible into any of All-Equity’s shares.

(m) At the Closing Date, Strategy Series, on behalf of All-Equity, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of All-Equity, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

(n) Strategy Series, on behalf of All-Equity, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of Strategy Series. Subject to approval by All-Equity Shareholders, this Agreement constitutes a valid and binding obligation of Strategy Series and All-Equity, enforceable in accordance with its terms and no other corporate action or proceedings by All-Equity are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by All-Equity for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) All-Equity has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the approval of this Agreement by All-Equity’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by Strategy Series, on behalf of All-Equity, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Shareholders of All-Equity as described in paragraph 4.2(r) is required for the consummation by Strategy Series, on behalf of All-Equity, of the transactions contemplated by this Agreement.

(r) All-Equity has called a special meeting of its Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 15, 2006 (or such other date as the parties may agree to in writing).

4.3 REPRESENTATIONS OF THE ACQUIRING FUND AND THE MASTER TRUST. The Acquiring Corporation, individually and on behalf of the Acquiring Fund, and the Master Trust represent and warrant to Disciplined Equity and to Strategy Series as follows:

(a) The Acquiring Corporation is a corporation duly incorporated under the laws of the State of Maryland. The Master Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Acquiring Corporation. The Master Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. Each of the Acquiring Corporation, on behalf of the Acquiring Fund, and the Master Trust has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) Each of the Acquiring Corporation and the Master Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. Each of the Acquiring Corporation and the Master Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Corporation, the Acquiring Fund and the Master Trust, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Corporation, the Acquiring Fund and the Master Trust, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.3 apply to statements or omissions made in reliance upon and in conformity with written information concerning Disciplined Equity, Strategy Series, and All-Equity furnished to the Acquiring Corporation, the Acquiring Fund and the Master Trust by Disciplined Equity, Strategy Series, or All-Equity. From the effective date of the Registration Statement through the time of each meeting of Target Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Corporation, the Acquiring Fund or the Master Trust with respect to the Acquiring Corporation, the Acquiring Fund or the Master Trust for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Corporation’s prospectus, statement of additional information and shareholder reports relating to the Acquiring Fund, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Each of the Acquiring Fund and the Master Trust is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Corporation on behalf of the Acquiring Fund, and the Master Trust will not result in the violation of Maryland or Delaware law, respectively, or any provision of the Master Trust’s declaration of trust or bylaws, the Acquiring Corporation’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Corporation (with respect to the Acquiring Fund) or the Master Trust is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Corporation, on behalf of the Acquiring Fund, or the Master Trust result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Corporation, the Acquiring Fund, or the Master Trust is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Corporation’s or Master Trust’s knowledge threatened against the Master Trust or any of its properties or its assets or against the Acquiring Fund or any of its properties or its assets, which, if adversely determined, would materially and adversely affect the Acquiring Corporation’s, the Acquiring Fund’s, or the Master Trust’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund or the Master Trust to carry out the transactions contemplated by this Agreement. Neither the Acquiring Fund nor the Master Trust know of any facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of each of the Acquiring Fund and the Master Trust (as they relate to the Master Large Cap Core Portfolio) for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to each Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund and the Master Trust as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund or the Master Trust whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund and the Master Trust for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the Acquiring Fund and the Master Trust, and such statements (true and complete copies of which have been furnished to each Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund and the Master Trust as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund and the Master Trust whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund or the Master Trust as reflected in the audited financial statements for the fiscal year ended October 31, 2005 and the unaudited financial statements for the six months ended April 30, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.3(g) above, there has been no material adverse changes in the Acquiring Fund’s or the Master Trust’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund or the Master Trust (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund or the Master Trust of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.3(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund Shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund and the Master Trust required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s and the Master Trust’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Acquiring Corporation is authorized to issue 3,000,000,000 shares of common stock, par value $0.10 per share, of which 700,000,000 shares are allocated to the Acquiring Fund, of which it is authorized to issue 100,000,000 shares of Class A, 200,000,000 shares of Class B, 200,000,000 shares of Class C, 100,000,000 shares of Class I and 100,000,000 shares of Class R. As of June 2, 2006, there were outstanding 244,401,159 shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiring Corporation. All issued and outstanding shares of common stock of the Acquiring Corporation and shares of beneficial interest of the Master Trust have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares and has no outstanding securities convertible into any of the Acquiring Fund’s shares.

(k) At the Closing Date, the Master Trust, on behalf of Master Large Cap Core Portfolio, and the Acquiring Corporation, on behalf of the Acquiring Fund, will have good and marketable title to all of its assets and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which Disciplined Equity and Strategy Series, on behalf of All-Equity, have received notice at or prior to the Closing Date.

(l) Each of the Acquiring Corporation, individually and on behalf of the Acquiring Fund, and the Master Trust, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Master Trust and the Acquiring Corporation. This Agreement constitutes a valid and binding obligation of the Master Trust and the Acquiring Corporation, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(n) The information to be furnished by the Acquiring Fund and the Master Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) The Acquiring Corporation has elected to qualify the Acquiring Fund as a RIC and the Acquiring Fund has so qualified as a RIC as of and since its first taxable year and will continue to qualify as a RIC under the Code. The Acquiring Fund has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(p) The Master Trust has satisfied the distribution requirements imposed by the Code for each of its taxable years. The Master Trust has caused the Master Large Cap Core Portfolio to be managed so as to allow the Acquiring Fund to qualify as a RIC and the Master Large Cap Core Portfolio will continue to be managed so as to allow the Acquiring Fund to qualify through the Reorganization and thereafter.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Corporation, on behalf of the Acquiring Fund, and the Master Trust, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the respective Target Fund as described in paragraphs 4.1(r) and 4.2(r) is required for the consummation by the Acquiring Corporation, on behalf of the Acquiring Fund, and the Master Trust, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING CORPORATION, ACQUIRING FUND,

THE MASTER TRUST, AND EACH TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund, the Master Trust (as it related to the Master Large Cap Core Portfolio), and each Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 Each Target Fund will prepare and deliver to the Acquiring Fund and the Master Trust on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of each Target Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of each Target Fund are being correctly determined in accordance with the terms of this Agreement. Each Target Fund will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of each Target Fund and (2) a list of each Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of Disciplined Equity and Strategy Series, respectively.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, each Target Fund shall make available to the Acquiring Fund’s and Master Trust’s officers and agents all books and records of each Target Fund.

5.4 ADDITIONAL INFORMATION. Disciplined Equity and Strategy Series, on behalf of All-Equity, will assist the Acquiring Fund and the Master Trust in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of each Target Fund’s shares.

5.5 CONTRACT TERMINATION. Disciplined Equity and Strategy Series, with respect to All-Equity, will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund, the Master Trust, and each Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of Disciplined Equity, Strategy Series, and All-Equity covenants that it will, as and when reasonably requested by the Acquiring Fund and the Master Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund or the Master Trust may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s and Master Trust’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, each Target Fund shall furnish to the Acquiring Fund and the Master Trust, in such form as is reasonably satisfactory to the Acquiring Fund and the Master Trust, a statement of the earnings and profits of that Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund and the Master Trust will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of Disciplined Equity and Strategy Series, as applicable.

5.8 UNAUDITED FINANCIAL STATEMENTS. Each Target Fund shall furnish to the Acquiring Fund and the Master Trust within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of that Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of Disciplined Equity and Strategy Series, as applicable, as complying with the requirements hereof.

5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Corporation, the Acquiring Fund, and the Master Trust will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of each Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of each Target Fund Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of each Target Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of each Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Sidley Austin, LLP, counsel to the Acquiring Corporation, will request a ruling from the Internal Revenue Service concerning the treatment of the transaction to the Acquiring Corporation, each Target Fund and their shareholders. Neither the Acquiring Corporation, the Master Trust the Acquiring Fund, Disciplined Equity nor Strategy Series with respect to All-Equity shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Corporation, the Master Trust, the Acquiring Fund, Disciplined Equity, and Strategy Series with respect to All-Equity will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, counsel to the Acquiring Corporation, the Acquiring Fund, and the Master Trust to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.11 REASONABLE BEST EFFORTS. Each of the Acquiring Corporation, the Master Trust, the Acquiring Fund, Disciplined Equity and Strategy Series on behalf of All-Equity shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Acquiring Fund and the Master Trust agree to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Corporation, the Acquiring Fund and the Master Trust of all the obligations to be performed by the Acquiring Corporation, the Acquiring Fund and the Master Trust pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of each of the Acquiring Corporation, the Acquiring Fund, and the Master Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to each Target Fund a certificate executed by the Acquiring Corporation’s President and its Treasurer, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Fund as each Target Fund shall reasonably request. Each Target Fund shall have received certified copies of the resolutions adopted by the Board of Directors of the Acquiring Corporation, with respect to the Acquiring Fund approving this Agreement and the transactions contemplated herein.

6.2 Each Target Fund shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to each Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act and the Acquiring Fund is a series thereof.

(b) The Master Trust is registered as an open-end management investment company under the 1940 Act.

(c) Neither the execution, delivery or performance by the Acquiring Corporation or the Master Trust of the Agreement nor the compliance by the Acquiring Corporation or the Master Trust with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland in the case of the Acquiring Corporation or any applicable federal law of the United States of America in the case of the Acquiring Corporation and the Master Trust.

(d) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Corporation or the enforceability of its Agreement against the Acquiring Corporation.

(e) The Acquiring Corporation is a corporation validly existing under the applicable laws of the State of Maryland.

(f) The Acquiring Corporation has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the States of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Corporation of the transactions contemplated hereby have been duly authorized by all requisite statutory corporate action on the part of the Acquiring Corporation under the applicable laws of the State of Maryland.

(g) The Agreement has been duly executed and delivered by the Acquiring Corporation under the applicable laws of the State of Maryland and assuming the Agreement is a valid and binding obligation of Disciplined Equity and Strategy Series on behalf of All-Equity constitutes the valid and binding obligation of the Acquiring Corporation, enforceable against the Acquiring Corporation, in accordance with its terms.

(h) The execution and delivery by the Acquiring Corporation and the Master Trust of the Agreement and the performance by the Acquiring Corporation of its obligations under the Agreement do not conflict with the charter and the by-laws of the Acquiring Corporation.

(i) The Acquiring Corporation Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Corporation and upon issuance thereof in accordance with the Agreement, will be validly issued and fully paid.

(6.3) Each Target Fund shall have received on the Closing Date an opinion of Richards, Layton & Finger, P.A. dated as of the Closing Date, in a form reasonably satisfactory to each Target Fund, covering the following points with such assumptions, exceptions and limitations as are customarily in opinions of this sort:

(a) The Master Trust is a statutory Trust validly existing under the applicable laws of the State of Delaware.

(b) The Master Trust has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the declaration of trust and the applicable laws of the State of Delaware. The execution and delivery of this Agreement and the consummation by the Master Trust of the transactions contemplated hereby have been duly authorized by all requisite statutory trust action on the part of the Master Trust under the declaration of trust and the applicable laws of the State of Delaware.

(c) The execution and delivery by the Master Trust of this Agreement and the performance by the Master Trust of its obligations under this Agreement do not violate the declaration of trust or the by-laws of the Master Trust.

(d) Neither the execution, delivery or performance by the Master Trust of this Agreement nor the compliance by the Master Trust with the terms and provisions hereof will violate any applicable law of the State of Delaware.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING CORPORATION,

THE MASTER TRUST AND THE ACQUIRING FUND

The obligations of the Acquiring Fund, the Acquiring Corporation and the Master Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by Disciplined Equity and Strategy Series (on behalf of All-Equity) of all the obligations to be performed by Disciplined Equity and Strategy Series (on behalf of All-Equity) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of each of Disciplined Equity and Strategy Series (on behalf of All-Equity) contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed by the President and the Treasurer of Disciplined Equity and Strategy Series (on behalf of All-Equity), in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to that Target Fund as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Directors of Disciplined Equity and Strategy Series (on behalf of All-Equity) approving this Agreement and the transactions contemplated herein.

7.2 Each Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of that Target Fund’s assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of that Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of that Target Fund.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, each Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of each Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Sidley Austin LLP, as counsel to Disciplined Equity and as special Maryland counsel to Strategy Series, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) Disciplined Equity is a corporation validly existing under the applicable laws of the State of Maryland.

(b) Strategy Series is a corporation validly existing under the applicable laws of the State of Maryland.

(c) Disciplined Equity has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by Disciplined Equity of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of Disciplined Equity under the applicable laws of the State of Maryland.

(d) The Agreement has been duly executed and delivered by Disciplined Equity under the applicable laws of the State of Maryland.

(e) The execution and delivery by Disciplined Equity of its obligations under the Agreement do not conflict with the articles of incorporation or the by-laws of Disciplined Equity.

(f) Neither the execution, delivery nor performance by Disciplined Equity of its Agreement nor the compliance by Disciplined Equity with the terms and provisions hereof will contravene any provision of any applicable law of the State of Maryland or any applicable federal law of the United States of America.

(g) Disciplined Equity is registered as an open-end management investment company under the 1940 Act.

(h) That, assuming the Agreement is a valid and binding obligation of the Acquiring Fund, the Agreement constitutes the valid and binding obligation of Disciplined Equity, enforceable against Disciplined Equity in accordance with its terms.

(i) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by Disciplined Equity or the enforceability of the Agreement against Disciplined Equity.

7.5 The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) Strategy Series is registered as an open-end management investment company under the 1940 Act.

(b) That, assuming the Agreement is a valid and binding obligation of the Acquiring Fund, the Agreement constitutes the valid and binding obligation of Strategy Series, on behalf of All-Equity, enforceable against Strategy Series, on behalf of All-Equity, in accordance with its terms.

(c) Neither the execution, delivery nor performance by Strategy Series of the Agreement nor the compliance by All-Equity with the terms and provisions thereof will contravene any provision of applicable federal law of the United States of America.

(d) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by Strategy Series and All-Equity or the enforceability of the Agreement against Strategy Series and All-Equity.

7.6 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the respective Target Funds, or sales loads of the respective Target Funds nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.7 Each Target Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities; Strategy Series shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), that relate to All-Equity, other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING CORPORATION, THE MASTER TRUST AND THE ACQUIRING FUND AND EACH TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Corporation, the Master Trust or the Acquiring Fund (collectively, the “ML Party”) or either Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to a Target Fund, the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to that Target Fund:

8.1 This Agreement and the transactions contemplated herein, with respect to a Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of Disciplined Equity’s or Strategy Series’ articles of incorporation and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Funds may waive the conditions set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund, the Master Trust or either Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Corporation on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Corporation, the Acquiring Fund, the Master Trust, Strategy Series, or All-Equity, or any of the investment advisers, Directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 Disciplined Equity, Strategy Series, the Acquiring Corporation and the Master Trust shall have received a ruling from the Internal Revenue Service, or, if such ruling is not received prior to the Closing Date, shall each have received an opinion of Sidley Austin LLP, counsel to the Acquiring Corporation, the Master Trust, and Disciplined Equity, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) no gain or loss will be recognized by the All-Equity Fund upon the receipt of assets from the Underlying Funds in which it has invested in complete redemption of its investments in such Underlying Funds

(b) no gain or loss will be recognized by an Underlying Fund on a distribution of assets to the All-Equity Fund in redemption of its interest in such Underlying Fund;

(c) the tax basis of the assets acquired by the All-Equity Fund will be the same as the tax basis of the All-Equity Fund’s interest in the relevant Underlying Fund immediately before the distribution, reduced by the amount of any money received;

(d) the holding period of the assets in the hands of the All-Equity Fund will include the period during which those assets were held by the respective Underlying Fund;

(e) the transfer of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of each Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of each Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and each Target Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(f) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of each Target Fund;

(g) no gain or loss will be recognized by either Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of each Target Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of a Target Fund in liquidation of the Target Fund;

(h) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

(i) the tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the Target Fund shares, respectively, exchanged therefor by such shareholder;

(j) the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional share) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(k) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the relevant Target Fund immediately before the Reorganization;

(l) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the relevant Target Fund;

(m) neither the Acquiring Fund nor the Master Trust will recognize gain or loss on the transfer by Acquiring Fund of the Target Fund assets received in exchange for the Acquiring Fund’s Shares;

(n) Acquiring Fund’s tax basis in the Master Trust beneficial interests received in exchange for the assets transferred by Acquiring Fund will equal its basis in the assets transferred;

(o) the tax basis of Acquiring Fund’s assets in the hands of the Master Trust will be the same as their tax basis in the hands of Acquiring Fund;

(p) Acquiring Fund’s holding period in the Master Trust’s beneficial interests received in exchange for Acquiring Fund’s assets will include its holding period for the assets transferred; and

(q) Master Trust’s holding period for Acquiring Fund’s assets received from Acquiring Fund will include Acquiring Fund’s holding period for such assets.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Acquiring Corporation, the Acquiring Fund, the Master Trust, Disciplined Equity and Strategy Series (on behalf of All-Equity) will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Corporation, the Acquiring Fund, the Master Trust, Disciplined Equity nor Strategy Series (on behalf of All-Equity) may waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, Merrill Lynch & Co., Inc. or one or more of its affiliates shall bear the direct and indirect expenses incurred by the Acquiring Corporation, the Acquiring Fund, the Master Trust, Disciplined Equity, and Strategy Series, each in connection with the purchase and sale of assets and liquidation and dissolution of each Target Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 Disciplined Equity, Strategy Series (on behalf of All-Equity), the Acquiring Corporation, on behalf of the Acquiring Fund, and the Master Trust, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Corporation, the Master Trust, Disciplined Equity, and Strategy Series. In addition, the Acquiring Corporation or the Master Trust on the one hand or Disciplined Equity or Strategy Series on the other may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Corporation, the Acquiring Fund, the Master Trust, Disciplined Equity or Strategy Series (on behalf of All-Equity) or their respective Board of Directors/Trustees or officers, to any other party or its Board of Directors/Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Corporation, the Master Trust, Disciplined Equity, or Strategy Series, as specifically authorized by their respective Board of Directors; provided, however, that, following the meetings of the Target Fund Shareholders called by the Target Funds pursuant to paragraphs 4.1(r) and 4.2(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Corporation, the Acquiring Fund, the Master Trust, Disciplined Equity or Strategy Series (on behalf of All-Equity), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Robert C. Doll, Jr., President, or to any other address that the Acquiring Corporation, the Acquiring Fund, the Master Trust, Disciplined Equity or Strategy Series (on behalf of All-Equity) shall have last designated by notice to the other party.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MERRILL LYNCH LARGE CAP SERIES FUNDS, INC. on behalf of its series,

MERRILL LYNCH LARGE CAP CORE FUND

By:
Name:	Donald C. Burke
Title:	Treasurer

MASTER LARGE CAP SERIES TRUST

By:
Name:	Donald C. Burke
Title:	Treasurer

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

By:
Name:	Donald C. Burke
Title:	Treasurer

MERRILL LYNCH STRATEGY SERIES, INC., on behalf of its series,

MERRILL LYNCH STRATEGY ALL-EQUITY FUND

By:
Name:	Donald C. Burke
Title	Treasurer

MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy All-Equity Fund

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

MERRILL LYNCH LARGE CAP SERIES FUNDS, INC.

Merrill Lynch Large Cap Core Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

June 14, 2006

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Merrill Lynch Strategy All-Equity Fund (the “All-Equity Fund”), a series of Merrill Lynch Strategy Series, Inc., and the Merrill Lynch Disciplined Equity Fund (the “Disciplined Equity Fund”) (together, the “ML Funds”), both of which are Maryland corporations, into the Merrill Lynch Large Cap Core Fund (the “Large Cap Core Fund”), a series of the Merrill Lynch Large Cap Series Funds, Inc., a Maryland corporation.

This SAI contains information which may be of interest to shareholders of each of the ML Funds relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated June 14, 2006 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of, and the assumption of certain stated liabilities of, each of the ML Funds in exchange for shares of the Large Cap Core Fund. Each of the ML Funds would distribute the Large Cap Core Fund shares it receives to its shareholders in complete liquidation of each of the ML Funds.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Merrill Lynch Large Cap Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536, or by calling 1-800-995-6526.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the Large Cap Core Fund and each of the ML Funds	2
Financial Statements	2

ADDITIONAL INFORMATION ABOUT

EACH OF THE ML FUNDS AND THE LARGE CAP CORE FUND

For the ML Funds: Incorporates by reference the Statement of Additional Information in the Registration Statement on Form N-1A of (a) the Merrill Lynch Strategy Series, Inc., including the All-Equity Fund, dated April 27, 2006, as supplemented, as filed with the Securities and Exchange Commission, and (b) the Disciplined Equity Fund, dated September 27, 2005, as supplemented, as filed with the Securities and Exchange Commission,

For the Large Cap Core Fund: Incorporates by reference the Statement of Additional Information in the Registration Statement on Form N-1A of the Merrill Lynch Large Cap Series Funds, Inc., including the Large Cap Core Fund dated February 24, 2006, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consumation of the Reorganization have not been prepared since, as of May 31, 2006, the net asset value of the All-Equity Fund and the Disciplined Equity Fund did not exceed 10% of the net asset value of the Large Cap Core Fund.

This SAI incorporates by reference (i) the Annual Report of the All-Equity Fund for the year ended December 31, 2005, (ii) the Annual Report of the Disciplined Equity Fund for the year ended May 31, 2005, (iii) the Annual Report of the Large Cap Core Fund for the year ended October 31, 2005, including the financial statements of Master Large Cap Core Portfolio, a series of Master Large Cap Series Trust, (iv) the Semi-Annual Report of the Disciplined Equity Fund for the six months ended November 30, 2005. Each of these reports contains historical financial information regarding each of the Funds and has been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the reports of the independent registered public accounting firm therein, are incorporated herein by reference.

2